                                 EXHIBIT 10.39

                                LEASE AGREEMENT

                            WITH CINEMARK USA, INC.

                           FOR THE CINEMARK BUILDING

--------------------------------------------------------------------------------



                              3900 Dallas Parkway
                                 Plano, Texas


                             OFFICE BUILDING LEASE

                                    BETWEEN


                           CNMRK HQ INVESTORS, L.P.

                          a Texas limited partnership


                                  AS LANDLORD


                                      AND


                              CINEMARK USA, INC.,

                              a Texas corporation

                                   AS TENANT



--------------------------------------------------------------------------------

PART ONE

          BASIC LEASE PROVISIONS.............................................................................  1

          1.      Tenant.....................................................................................  1
                  ------
          2.      Premises...................................................................................  1
                  --------
          3.      Term.......................................................................................  1
                  ----
          4.      Base Rent..................................................................................  1
                  ---------
          5.      Expense Stop...............................................................................  1
                  ------------
          6.      Security Deposit...........................................................................  1
                  ----------------
          7.      Prepaid Rent...............................................................................  1
                  ------------
          8.      Premises Use...............................................................................  1
                  ------------
          9.      Tenant's Insurance.........................................................................  1
                  ------------------
         10.      Addresses For Notices and Payment of Rent and Other Charges ...............................  1
                  -----------------------------------------------------------
         11.      Brokers....................................................................................  2
                  -------
         12.      Parking Spaces.............................................................................  2
                  --------------
         13.      Exhibits and Riders........................................................................  2
                  -------------------
         14.      Incorporation of Other Provisions..........................................................  2
                  ---------------------------------

PART TWO

         GENERAL LEASE PROVISIONS............................................................................  1

         1.       PREMISES, COMMON AREAS, SERVICE AREAS......................................................  1
                  -------------------------------------
                  1.1      Building..........................................................................  1
                           --------
                  1.2      Computation of Rentable Area......................................................  1
                           ----------------------------
                  1.3      Variations in Rentable Area.......................................................  1
                           ---------------------------
                  1.4      Ceilings, Walls, Floors...........................................................  1
                           -----------------------
                  1.5      Condition of Premises.............................................................  1
                           ---------------------
                  1.6      Common and Service Areas..........................................................  1
                           ------------------------

         2.       TERM.......................................................................................  1
                  ----
                  2.1      Term..............................................................................  1
                           ----
                  2.2      Intentionally Deleted.............................................................  1
                           ---------------------
                  2.3      Intentionally Deleted.............................................................  1
                           ---------------------
                  2.4      Holding Over......................................................................  1
                           ------------
                  2.5      Right of First Refusal............................................................  1
                           ----------------------

         3.       MONETARY PROVISIONS........................................................................  2
                  -------------------
                  3.1      Base  Rent........................................................................  2
                           ----------
                  3.2      Tenant's Share of Certain Costs...................................................  2
                           -------------------------------
                  3.3      Personal Property Taxes...........................................................  3
                           -----------------------
                  3.4      Intentionally Deleted.............................................................  4
                           ---------------------
                  3.5      Intentionally Deleted.............................................................  4
                           ---------------------
                  3.6      Late Payments.....................................................................  4
                           -------------
                  3.7      Interest..........................................................................  4
                           --------
                  3.8      Administrative Reimbursement......................................................  4
                           ----------------------------
                  3.9      Additional Rent...................................................................  4
                           ---------------

         4.       CONSTRUCTION (Intentionally Deleted)......................................................   4
                  ------------------------------------

         5.       SERVICES AND UTILITIES....................................................................   4
                  ----------------------
                  5.1      Services by Landlord.............................................................   4
                           --------------------
                  5.2      Tenant's Obligations.............................................................   4
                           --------------------
                  5.3      Tenant's Additional Service Requirements.........................................   4
                           ----------------------------------------
                  5.4      Interruption of Utility Service..................................................   5
                           -------------------------------

         6.       OCCUPANCY AND CONTROL.....................................................................   6
                  ---------------------
                  6.1      Use..............................................................................   6
                           ---
                  6.2      Access to the Building and Premises; Telephone System............................   6
                           -----------------------------------------------------
                  6.3      Rules and Regulations............................................................   6
                           ---------------------
                  6.4      Additional Covenants of Tenant...................................................   6
                           ------------------------------
                  6.5      Access by Landlord...............................................................   7
                           ------------------
                  6.6      Control of Project...............................................................   7
                           ------------------
                  6.7      Minimization of Disruption.......................................................   7
                           --------------------------

         7.       REPAIRS, MAINTENANCE AND ALTERATIONS......................................................   7
                  ------------------------------------
                  7.1      Landlord's Repair Obligations....................................................   7
                           -----------------------------
                  7.2      Tenant's Repair Obligations......................................................   7
                           ---------------------------
                  7.3      Rights of Landlord...............................................................   7
                           ------------------
                  7.4      Surrender........................................................................   8
                           ---------
                  7.5      Alterations by Tenant............................................................   8
                           ---------------------
                  7.6      Intentionally Deleted............................................................   8
                           ---------------------
                  7.7      Liens............................................................................   8
                           -----

         8.       INSURANCE.................................................................................   9
                  ---------
                  8.1      Insurance Required of Tenant.....................................................   9
                           ----------------------------
                  8.2      Landlord's Insurance.............................................................   9
                           --------------------
                  8.3      Form of Policies and Additional Requirements.....................................   9
                           --------------------------------------------
                  8.4      Waiver of Subrogation............................................................  10
                           ---------------------
                  8.5      Increase of Premiums.............................................................  10
                           --------------------

         9.       DAMAGE OR DESTRUCTION.....................................................................  10
                  ---------------------
                  9.1      Repair by Landlord...............................................................  10
                           ------------------
                  9.2      Landlord's Rights Upon The Occurrence of
                                    Certain Casualties......................................................  10
                                    ------------------
                  9.3      Tenant's Rights Upon The Occurrence of
                                    Certain Casualties......................................................  10
                                    ------------------
                  9.4      Repairs by Tenant................................................................  11
                           -----------------
                  9.5      Determination or Period Required for Rebuilding..................................  11
                           -----------------------------------------------

         10.      EMINENT DOMAIN............................................................................  11
                  --------------
                  10.1     Total Taking.....................................................................  11
                           ------------
                  10.2     Partial Taking...................................................................  11
                           --------------
                  10.3     Award............................................................................  11
                           -----

         11.      ASSIGNMENT AND SUBLETTING.................................................................  12
                  -------------------------
                  11.1     Consent..........................................................................  12
                           -------
                  11.2     Landlord's Option................................................................  12
                           -----------------
                  11.3     Definition of Assignment.........................................................  12
                           ------------------------

         12.      DEFAULT; REMEDIES.........................................................................  13
                  -----------------
                  12.1     Defaults by Tenant...............................................................  13
                           ------------------
                  12.2     Remedies.........................................................................  13
                           --------
                  12.3     Mitigation of Damages; Remedies Cumulative.......................................  14
                           ------------------------------------------
                  12.4     Default by Landlord..............................................................  14
                           -------------------
                  12.5     Attorneys' Fees..................................................................  14
                           ---------------
                  12.6     Waiver...........................................................................  14
                           ------
                  12.7     Force Majeure....................................................................  14
                           -------------

         13.      ESTOPPEL CERTIFICATES.....................................................................  14
                  ---------------------
                  13.1     Acknowledgment of Commencement Date..............................................  14
                           -----------------------------------
                  13.2     Certificates.....................................................................  14
                           ------------
                  13.3     Financial Statements.............................................................  15
                           --------------------

         14.      SUBORDINATION AND ATTORNMENT..............................................................  15
                  ----------------------------
                  14.1     Subordination....................................................................  15
                           -------------
                  14.2     Successor Landlord...............................................................  15
                           ------------------

         15.      LANDLORD'S INTEREST.......................................................................  15
                  -------------------
                  15.1     Liability of Landlord............................................................  15
                           ---------------------
                  15.2     Sale of Project..................................................................  15
                           ---------------

         16.      NOTICES...................................................................................  15
                  -------

         17.      BROKERS...................................................................................  15
                  -------

         18.      INDEMNITIES AND WAIVERS...................................................................  15
                  -----------------------
                  18.1     Indemnities by Tenant............................................................  15
                           ---------------------
                  18.2     Indemnities by Landlord..........................................................  16
                           -----------------------
                  18.3     Waivers by Tenant................................................................  16
                           -----------------
                  18.4     Waivers by Landlord..............................................................  16
                           -------------------
                  18.5     Definitions......................................................................  16
                           -----------
                  18.6     Scope of Waivers.................................................................  16
                           ----------------
                  18.7     Obligations Independent of Insurance.............................................  16
                           ------------------------------------
                  18.8     Survival.........................................................................  16
                           --------
                  18.9     Duty to Defend...................................................................  16
                           --------------

         19.      PARKING...................................................................................  17
                  -------
                  19.1     Parking Spaces...................................................................  17
                           --------------
                  19.2     Control of Parking...............................................................  17
                           ------------------
                  19.3     Landlord's Liability.............................................................  17
                           --------------------
                  19.4     Remedies for Parking Violations..................................................  17
                           -------------------------------

         20.      HAZARDOUS SUBSTANCES; REPRESENTATIONS.....................................................  17
                  -------------------------------------
                  20.1     Tenant' Operations...............................................................  17
                           ------------------
                  20.2      Intentionally Deleted...........................................................  17
                            ---------------------

         21.      INTERPRETATIVE............................................................................  17
                  --------------
                  21.1     Captions.........................................................................  17
                           --------
                  21.2     Section Numbers..................................................................  18
                           ---------------
                  21.3     Attachments......................................................................  18
                           -----------
                  21.4     Number, Gender, Defined Terms....................................................  18
                           -----------------------------
                  21.5     Entire Agreement.................................................................  18
                           ----------------
                  21.6     Amendment........................................................................  18
                           ---------
                  21.7     Severability.....................................................................  18
                           ------------
                  21.8     Time of Essence..................................................................  18
                           ---------------
                  21.9     Best Efforts.....................................................................  18
                           ------------
                  21.10    Binding Effect...................................................................  18
                           --------------
                  21.11    Subtenancies.....................................................................  18
                           ------------
                  21.12    No Reservation...................................................................  18
                           --------------
                  21.13    Consents.........................................................................  18
                           --------
                  21.14    Choice of Law....................................................................  18
                           -------------
                  21.15    Non-Merger.......................................................................  18
                           ----------
                  21.16    Representations of Landlord......................................................  18
                           ---------------------------
                  21.17    Jointly Prepared Document........................................................  18
                           -------------------------
                  21.18    Waiver of Trial by Jury..........................................................  18
                           -----------------------
                  21.19    Independent Covenants............................................................  19
                           ---------------------
                  21.20    Execution on Behalf of Tenant....................................................  19
                           -----------------------------
                  21.21    Execution on Behalf of Landlord..................................................  19
                           -------------------------------
                  21.22    Quiet Enjoyment..................................................................  19
                           ---------------
                  21.23    Intentionally Deleted............................................................  19
                           ---------------------
                  21.24    Conflict with Rules and Regulations..............................................  19
                           -----------------------------------
                  21.25    Beverage Exclusivity.............................................................  19
                           --------------------

Exhibit A:   Legal Description of Project
Exhibit B:   Floor Plans
Exhibit C:   Operating Costs
Exhibit D:   Rules and Regulations
Exhibit E:   Subordination, Non-Disturbance and Attornment Agreement
Rider 1:     Signage
Rider 2:     Renewal Option

                             OFFICE BUILDING LEASE
                             ---------------------

     In consideration of the mutual covenants and upon the terms and conditions set forth in Part One "Basic Lease Provisions", Part Two "General Lease Provisions", and other attachments and exhibits numerated in the Table of Contents to this Office Building Lease ("Lease"), CNMRK HQ Investors, L.P., a Texas limited partnership ("Landlord"), hereby leases to the Tenant named below and Tenant hereby leases from Landlord, certain premises described below.

                                   PART ONE

                            BASIC LEASE PROVISIONS

     1.   Tenant: Cinemark USA, Inc., a Texas corporation.
          ------

     2.   Premises: The premises outlined and crosshatched on Exhibit B hereof
          --------                                            ---------
and containing approximately 65,855 square feet of Rentable Area on the fifth, fourth and portions of the third floors of the Building. (Part Two, Article 1)

     3.   Term:  Beginning on December 21, 1999 (the  "Commencement  Date") and
          ----
ending on December 20, 2009 (the "Expiration Date"). (Part Two, Article 2)

     4.   Base Rent (Part Two, Section 3.1): Base Rent shall be as follows:
          ---- ----

          Years     Rent P.S.F.    Annual Rent    Monthly Installment
          -----     -----------    -----------    -------------------
           1-7      $20.75         $1,366,491.25    $113,874.27
           8-10     $22.50         $1,481,737.50    $123,478.13


     5.   Expense Stop: $6.50 per square foot of Rentable Area of the Premises
          ------- ----
[Part Two, Section 3.2(c)(ii)]

     6.   Security Deposit: None (Part Two, Section 3.5)
          -------- -------

     7.   Intentionally Deleted

     8.   Premises Use: Office space. (Part Two, Article 6)
          -------- ---

     9.   Tenant's Insurance (Part Two, Article 8):
          -------- ---------

          Commercial General Liability:                $2,000,000
          Workers' Compensation:                       Statutory Limit
          Employers' Liability:                        $1,000,000
          All Risk Property:                           Full Replacement Value
          Business Interruption/Excess Expense:        12 months' coverage

     10.  Addresses For Notices and Payment of Rent and Other Charges (Part Two,
          -----------------------------------------------------------
Article 16):

     TO TENANT:                              TO LANDLORD:

     Cinemark USA, Inc.                      CNMRK HQ Investors, L.P.
     Attention: Vice President-Real Estate   Attention: Gil Besing
     3900 Dallas Parkway, Suite 500          8411 Preston Rd., Suite 850
     Plano, Texas 75093                      Dallas, Texas 75225

                                Part One-Page 1

     11.  Brokers (Part Two, Article 17): None

     12.  Parking Spaces (Part Two, Article 19): Number of parking spaces: One
          --------------
space per 230 square feet of Rentable Area of the Premises which shall be free of charge. As part of the parking spaces provided to Tenant pursuant to the preceding sentence, Tenant shall be entitled to up to twenty-seven (27) reserved parking spaces, for which there is no monthly charge. There shall be no charge for the such parking spaces made available to Tenant under the terms of this Lease.

     13.  Exhibits and Riders: The following numbered Riders are attached to
          -------------------
this Lease and made of a part of this Lease for all purposes:

     Exhibit A: Legal Description of Project
     Exhibit B: Floor Plans
     Exhibit C: Operating Costs
     Exhibit D: Rules and Regulations
     Exhibit E: Subordination, Non-Disturbance and Attornment Agreement

     Rider 1: Signage
     Rider 2: Renewal Option

     14. Incorporation of Other Provisions: All of the provisions, covenants and
         ---------------------------------
conditions set forth in Part Two and all other exhibits and riders described in the attached Table of Contents and the preceding paragraph, are by this reference incorporated into the Basic Lease Provisions as fully as if the same were set forth at length in the Basic Lease Provisions. Each reference in Part Two and exhibits and riders to any provision in the Basic Lease Provisions will be construed to incorporate all of the terms provided under the referenced provision in the Basic Lease Provisions. In the event of any conflict between a provision in the Basic Lease Provisions, on the one hand, and a provision in Part Two or exhibits or riders, on the other hand, the latter will control.

     This Lease has been executed by Landlord and Tenant as of the 21st day of December, 1999.

TENANT:                                      LANDLORD:

CINEMARK USA, INC.                           CNMRK HQ INVESTORS, L.P.

                                             By: CCP INVESTORS GP, INC.,
                                                 its General Partner
By: /s/ Margaret E. Richards
    -------------------------------
Name: Margaret E. Richards
     ------------------------------
Title: Vice President - Real Estate
                                             By: /s/ M. Scott Kipp
                                                ------------------------------
                                             Name: M. Scott Kipp
                                                  ----------------------------
                                             Title: Vice President
                                                   ---------------------------

                                Part One-Page 2

                                   PART TWO

                           GENERAL LEASE PROVISIONS


1.   PREMISES, COMMON AREAS, SERVICE AREAS
     -------------------------------------

     1.1  Building. The term "Building" in this Lease will refer to the office
          --------
building situated on a tract of land ("Land") in the City of Plano and County of Collin, Texas, described in Exhibit A of this Lease, and having a postal address
                            ---------
of 3900 Dallas Parkway, Suite 500, Plano, Texas 75093. The Land, Building, Garage and any other improvements situated on the Land are sometimes referred to collectively as the "Project".

     1.2  Computation of Rentable Area. The "Rentable Area" of the Premises
          ----------------------------
shall be calculated in accordance with the American National Standard Method for Measuring Floor Area in Office Buildings of the Building Owners and Managers Association International ("BOMA") (ANSI Z65.1 - 1980, reaffirmed in 1989).

     1.3  Variations in Rentable Area. The Rentable Area of the Premises
          ---------------------------
contained in the Basic Lease Provisions has been calculated in accordance with the foregoing standard and is agreed to be the Rentable Area of the Premises regardless of minor variations resulting from construction of the Building and/or tenant improvements. Notwithstanding the preceding sentence, after the final rentable area of the Coca-Cola leased premises in the project is measured in accordance with the provisions of the Coca-Cola lease, the Rentable Area shall be adjusted to be (and the Base Rent shall be adjusted based upon) an amount equal to the difference obtained by subtracting the rentable area of the Coca-Cola leased premises from 118,108.

     1.4  Ceilings, Walls, Floors. Tenant acknowledges that pipes, ducts,
          -----------------------
conduits, wires and equipment serving other parts of the Building may be located above acoustical ceiling surfaces, below floor surfaces or within walls in the Premises.

     1.5  Condition of Premises. Tenant acknowledges that the Premises and the
          ---------------------
Project are in satisfactory order and condition. Tenant further agrees to accept the Premises and the Project "as is."

     1.6  Common and Service Areas. Tenant is hereby granted a nonexclusive
          ------------------------
right to use the Common Areas during the term of this Lease for their intended purposes, in common with others, subject to the terms and conditions of this Lease, including, without limitation, the provisions of Section 19 pertaining to use of the parking areas and the Rules and Regulations.

          (a)  Common Areas. "Common Areas" will mean all areas, spaces,
               ------------
facilities, and equipment in the Project made available by Landlord for the common and joint use of Landlord, Tenant and others, including, but not limited to, sidewalks, parking areas, driveways, landscaped areas, loading areas, public corridors, public restrooms, Building lobbies, stairs and elevators, drinking fountains and such other areas and facilities, if any, as are designated by Landlord from time to time as Common Areas.

          (b)  Service Areas. "Service Areas" will refer to areas, spaces,
               -------------
facilities and equipment serving the Project but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, electrical and similar rooms, and air and water refrigeration equipment.

2.   TERM
     ----

     2.1  Term. The Term of this Lease will commence on the Commencement Date
          ----
set forth in the Basic Lease Provisions and will terminate on the Expiration Date set forth in the Basic Lease Provisions, unless sooner terminated in accordance with the provisions of this Lease.

     2.2  Intentionally Deleted.
          ---------------------

     2.3  Intentionally Deleted.
          ---------------------

     2.4  Holding Over. If Tenant, or any party claiming rights to the Premises
          ------------
through Tenant, retains possession of the Premises without the written consent of Landlord after the Expiration Date or earlier termination of this Lease, such possession will constitute a tenancy at will, subject, however, to all the terms and provisions of this Lease, except for (i) the Term and (ii) the annual Base Rent, which annual Base Rent will become an amount equal to one hundred fifty percent (150%) of the highest amount set forth in this Lease as annual Base Rent, plus any adjustments which have previously occurred. No holding over by Tenant, and no acceptance of rental payments by Landlord during a holdover period, whether with or without the consent of Landlord, will operate to extend this Lease.

     2.5  Right of First Refusal.
          ----------------------

          (a) So long as Tenant is not in default under the Lease after written notice and expiration of any applicable cure period, and Tenant is occupying the Premises, Tenant shall have a right of refusal ("Right of First Refusal") to
                                                 ----------------------
lease any of the remaining rentable area of the Building that is not part of the

                                Part Two-Page 1

Premises (the "Vacant Space"), upon the terms and conditions set forth in this
               ------------
Section 2.5.

          (b) If, during the period that Tenant's Right of First Refusal is in effect, Landlord receives or makes an acceptable offer or proposal to lease all or any portion of the Vacant Space to a bona fide third party, then Landlord shall offer to Tenant in writing ("Refusal Notice") the right to include the
                                   --------------
space covered by the Refusal Notice ("Option Space") under the Lease at the
                                      ------------
rents for such Option Space which Landlord would lease to such third party, which rents will be set forth in the Refusal Notice.

          (c) Tenant shall exercise its Right of Refusal, if at all, by providing written notice of exercise to Landlord (which shall be unconditional and irrevocable) within fifteen (15) days after a Refusal Notice is given to Tenant. If Tenant fails to respond in writing within such fifteen (15) day period, or if Tenant otherwise elects to not exercise its Right of Refusal, then
(i) Tenant shall be deemed to have waived its Right of Refusal to lease the Option Space, and (ii) Landlord shall have one hundred twenty (120) days to lease the Option Space to the third party on economic terms and conditions no more favorable to the third party tenant than were contained in the Refusal Notice; otherwise, Landlord shall reoffer such Option Space to Tenant in accordance with the foregoing provisions.

          (d) Upon any addition of space to the Premises pursuant to Tenant's exercise of its Right of Refusal, Landlord and Tenant shall execute and deliver an amendment to this Lease providing for such addition.

3.   MONETARY PROVISIONS
     -------------------

     3.1  Base Rent. Tenant will pay as the monthly installment of "Base Rent"
          ---------
for each month of the Term, the sum set forth in the Basic Lease Provisions, in advance on or before the first day of each calendar month of the Term, without deduction, offset, prior notice, or demand, and in lawful money of the United States. If the Commencement Date is not the first day of a calendar month, Tenant will pay to Landlord on the Commencement Date a portion of the monthly installment of Base Rent prorated on the basis of a thirty (30) day month.

     3.2  Tenant's Share of Certain Costs. In addition to all other sums due
          -------------------------------
under this Lease, Tenant will pay to Landlord as additional monthly rent, in the manner and at the times set forth below, (1) Tenant's Pro-rata Share of Electricity Costs as calculated in accordance with Section 3.2(c)(i) below for each calendar year or partial calendar year, and (2) Tenant's Pro-Rata Share of Operating Costs as calculated in accordance with Section 3.2(c)(ii) for each calendar year or partial calendar year.

          (a)  Electricity Costs. "Electricity Costs" shall mean the costs
               -----------------
incurred by Landlord for (i) electricity utilized in connection with the operation, maintenance, and use of the Project, and (ii) sales, use, excise and other taxes assessed by governmental authorities on electricity.

          (b)  Operating Costs. "Operating Costs" will mean all costs, charges,
               ---------------
and expenses incurred by Landlord (excluding Electricity Costs) in connection with operating, maintaining, repairing, insuring and managing the Project, provided that such Operating Costs are substantially consistent with Operating Costs incurred by owners of other first-class office buildings in the Plano, Texas area. Operating Costs shall be computed on an accrual basis and shall include, without limitation, costs, charges and expenses incurred with respect to the items enumerated as "Operating Cost Examples" in Paragraph 2 of Exhibit C
                                                        -----------    ---------
to this Lease. Operating Costs will not include those items enumerated as "Operating Cost Exclusions" in Paragraph 1 of Exhibit C to this Lease. Tenant
                               -----------    ---------
reserves the right to protest or appeal the appraised value of the Premises, as well as the Project and Building, and the right to receive notices of reappraisement as set forth in Sections 41.413 and 42.015 of the Texas Tax Code.

          (c)  Pro Rata Share Computation.
               --------------------------

               (i) "Tenant's Pro Rata Share of Electricity Costs" will be computed by multiplying (i) the Electricity Costs per square foot of Rentable Area in the Building times (ii) the number of square feet of Rentable Area in the Premises. Notwithstanding the preceding sentence, if Landlord or Tenant elects to have a separate meter installed to measure the electricity consumed within the Premises pursuant to Section 5.3(b)(ii), then Tenant's Pro Rata Share of Electricity Costs will be the sum of (A) the costs of electricity consumed within the Premises, as measured by the separate meter, and (B) the costs of electricity consumed in connection with the operation of the Common Areas, as reasonably determined by Landlord, multiplied by a fraction, the numerator of which is the number of square feet of Rentable Area in the Premises and the denominator of which is the number of square feet of Rentable Area in the Building.

               (ii) "Tenant's Pro Rata Share of Operating Costs" will be computed by multiplying (A) the amount, if any, by which the Operating Costs per square foot of Rentable Area in the Building exceed the Expense Stop, times (B) the number of square feet of Rentable Area in the Premises.

          (d)  Estimated Costs. Tenant's Pro Rata Share of Electricity Costs and
               ---------------
Tenant's Pro Rata Share of Operating Costs for the remainder of the first calendar year (whether full or partial) and for each subsequent calendar year of the Term will be estimated by Landlord, and notice of such estimated amounts will be given to Tenant at least thirty (30) days prior to the Commencement Date or the beginning of each calendar year, as the case may be. For the partial calendar year after the Commencement Date, Tenant will pay to Landlord each month,

                                Part Two-Page 2
at the same time as the monthly installment of Base Rent is due, an amount equal to Tenant's estimated Pro Rata Share of Electricity Costs and Pro Rata Share of Operating Costs for the remainder of such calendar year divided by the number of full months remaining in such year. For each full calendar year of the Term, Tenant will pay to Landlord each month, at the same time as the monthly installment of Base Rent is due, an amount equal to one-twelfth (1/12) of Tenant's estimated Pro Rata Share of Electricity Costs and Pro Rata Share of Operating Costs due for such calendar year. If the Expiration Date does not occur on December 31, for the partial calendar year preceding the Expiration Date, Tenant will pay to Landlord, each month, at the same time as the monthly installment of Base Rent is due, an amount equal to the amount of Tenant's estimated Pro Rata Share of Electricity Costs and Pro Rata Share of Operating Costs for such partial calendar year divided by the number of full calendar months of such partial calendar year.

          (e)  Estimate Revisions. At any time and from time to time during the
               ------------------
Term, Landlord will have the right, by notice to Tenant, to change the monthly amount then payable by Tenant for Tenant's estimated Pro Rata Share of Electricity Costs or Pro Rata Share of Operating Costs to reflect more accurately, in the reasonable judgment of Landlord, the actual amount of such costs payable by Tenant for the then current calendar year. Tenant will begin paying the revised estimated amount together with the next monthly payment of Base Rent due after receipt by Tenant of Landlord's notice.

          (f)  Annual Adjustments. On or before April 1 of each calendar year,
               ------------------
Landlord will prepare and deliver to Tenant a statement setting forth the calculation of Tenant's actual Pro Rata Share of Electricity Costs and Pro Rata Share of Operating Costs for the previous calendar year. Within thirty (30) days after receipt of such statement, Tenant will pay to Landlord, or Landlord will credit against the next rental or other payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Pro Rata Share of Electricity Cost and Pro Rata Share of Operating Costs for the preceding calendar year and Tenant's estimated Pro Rata Share of Electricity Costs and Pro Rata Share of Operating Costs paid by Tenant during such year. Tenant shall have the right to conduct an audit ("Tenant's Audit") of the Electricity Costs and the Operating Costs in respect of a calendar year provided that all the following conditions are met in strict accordance with their terms: (i) such audit is conducted within one (1) year after Landlord delivers to Tenant the calculation of Tenant's actual Pro Rata Share of Electricity Costs or Pro Rata Share of Operating Costs, as the case may be, for such calendar year (time being of the essence with respect thereto); and (ii) such audit is conducted at hours reasonably designated by Landlord. The results of Tenant's Audit shall be made available to Landlord. The result of Tenant's Audit shall be binding upon the parties unless Landlord, during the thirty (30) day period after receipt of Tenant's Audit, requests that another audit of the relevant costs be performed. If such request is timely made, Landlord and Tenant shall retain a mutually acceptable accounting firm to conduct such audit (the "Mutual Audit"), the results of which shall be binding upon the parties. The cost of the Mutual Audit shall be borne equally by Landlord and Tenant. Tenant shall pay the cost of Tenant's Audit; provided, however, that if Tenant's Audit (or, in the alternative, the Mutual Audit if one is conducted) determines that Landlord's calculation of the aggregate total of Electricity Costs and Operating Expenses was overstated by more than five percent (5%), then Landlord shall reimburse Tenant for the cost of Tenant's Audit. If Tenant's Audit (or, in the alternative, the Mutual Audit if one is conducted) determines that Landlord has charged, and Tenant has paid, Electricity Costs or Operating Costs in excess of such costs required to be paid by Tenant under the terms of this Lease, Landlord shall, at Landlord's election (notice of which election shall be sent to Tenant within twenty (20) days after the amount of any such excess has been finally determined), either (A) promptly reimburse Tenant the amount of such excess, or
(B) credit the entire amount of such excess against the next installment of rent becoming due under this Lease.

          (g)  Final Partial Year. If the Term will expire or this Lease has
               ------------------
been terminated prior to a final determination of Tenant's actual Pro Rata Share of Electricity Costs or Pro Rata Share of Operating Costs, the amount of adjustment between Tenant's estimated pro rata share of such costs and Tenant's actual pro rata share of such costs payable for the preceding calendar year and/or the final partial calendar year of the Term will be projected by the Landlord based upon the best data available to Landlord at the time of the estimate. Within thirty (30) days after receipt of a statement from Landlord setting forth Landlord's projections, Tenant will pay to Landlord, or Landlord will pay to Tenant, as the case may be, the difference between Tenant's projected actual Pro Rata Share of Electricity Costs and Pro Rata Share of Operating Costs for the period in question and Tenant's estimated Pro Rata Share of Electricity Costs and Pro Rata Share of Operating Costs paid by Tenant for the period in question. The obligations set forth in the preceding sentence will survive the Expiration Date or earlier termination of this Lease.

          (h)  Adjustment for Occupancy. During any calendar year in which the
               ------------------------
Building has less than full occupancy, Operating Costs will be computed as though the Building had been completely occupied for the entire calendar year.

     3.3  Personal Property Taxes. Tenant agrees to pay, before delinquency, all
          -----------------------
taxes, fees or charges, rates, duties and assessments, imposed, levied or assessed directly against Tenant, or indirectly through Landlord, and payable during the Term hereof, upon Tenant's equipment, furniture, movable trade fixtures and other personal property located in the Premises.

                                Part Two-Page 3

Tenant will also pay, before delinquency, business and other taxes, fees or charges, rates, duties and assessments imposed, levied or assessed because of the Tenant's occupancy of the Premises or upon the business or income of the Tenant generated from the Premises.

     3.4  Intentionally Deleted.
          ---------------------

     3.5  Intentionally Deleted.
          ---------------------

     3.6  Late Payments. Should Tenant fail to pay any installment of Base Rent
          -------------
on or before the tenth (10th) day of each calendar month, Interest (as hereinafter defined) will accrue from the date on which such sum is due and such Interest, together with a "Late Charge" (herein so called) in an amount equal to five percent (5%) of the installment then due, will be paid by Tenant to Landlord at the time of payment of the delinquent sum. The Late Charge is agreed by Landlord and Tenant to be a reasonable estimate of the extra administrative expenses incurred by Landlord in handling such delinquency.

     3.7  Interest. Whenever reference is made in this Lease to the accrual of
          --------
interest on sums due Landlord or whenever any amount owed to Landlord is not paid when due, such sum will bear interest ("Interest") at an annual rate equal to the lesser of (i) two percent (2%) over the "base" or "prime" rate published from time to time by Nations Bank, N.A., or (ii) the maximum lawful rate.

     3.8  Administrative Reimbursement. In the event Landlord performs
          ----------------------------
construction, maintenance, or repairs for Tenant under Sections 7.3, 8.5 or 12.2
                                                       ------------  ---    ----
of Part Two of this Lease, Tenant will reimburse Landlord within ten (10) days after receipt of an invoice from Landlord for the cost of such construction, maintenance or repairs plus an amount equal to ten percent (10%) of such costs ("Administrative Reimbursement") to reimburse Landlord for administration and overhead.

     3.9  Additional Rent. Any payments to be made by Tenant to Landlord under
          ---------------
this Lease in addition to the Base Rent, whether or not denominated as rent, will be deemed to be additional rent under this Lease for the purpose of securing their collection and will constitute rent for purposes of Section 502 of the Bankruptcy Code. Landlord will have the same rights and remedies upon Tenant's failure to make such payments as for the nonpayment of Base Rent.

4.   CONSTRUCTION
     ------------

     Intentionally Deleted

5.   SERVICES AND UTILITIES
     ----------------------

     5.1  Services by Landlord. Provided Tenant is not in default under this
          --------------------
Lease, and subject to the conditions and standards set forth in this Lease and to standards, limitations and guidelines imposed by governmental authorities and utility companies, Landlord will furnish or cause to be furnished the following services and utilities: (i) heat and air conditioning to the Premises during "Normal Business Hours" (as defined in the Rules and Regulations), at such temperatures and in such quantities as Landlord determines are reasonably necessary for the comfortable use and occupancy of the Premises for general office purposes and as is consistent with the operation of a first class office building in the Dallas/Fort Worth metropolitan area; (ii) water at the normal temperature of the supply of water to the Building for lavatory and drinking purposes through fixtures installed by Landlord or by Tenant with Landlord's consent; (iii) janitorial cleaning services to those portions of the Premises which are used for office purposes five (5) days per week (except on holidays observed by the Building); (iv) cleaning of the carpet in the Premises at least two (2) times each calendar year; (v) twenty-four (24) hour, nonexclusive passenger elevator service and, when scheduled through the Building management, nonexclusive freight elevator service to the floor(s) on which the Premises are located; (vi) routine maintenance in the Common Areas to maintain such areas in good condition and repair; (vii) replacement of standard light bulbs, fluorescent tubes, and ballasts in the Premises; and (viii) electric current to the Premises for standard office lighting and office machines which consume electric current within the parameters set forth in Section 5.3(a)(i) of this
                                                    -----------------
Lease. All services referred to in this Section 5.1 shall be provided by Landlord and (subject to the provisions of Exhibit C) paid for by Tenant as part of Tenant's payment of Tenant's Pro Rate Share of Electrical Costs and Pro Rata Share of Operating Costs.

     5.2  Tenant's Obligations. Tenant will pay for, prior to delinquency, all
          --------------------
telephone charges and all other materials and services not expressly the obligation of Landlord that are furnished to or used on or about the Premises during the Term of this Lease.

     5.3  Tenant's Additional Service Requirements.
          ----------------------------------------

          (a)  Additional Services Requiring Landlord Consent. Tenant will not,
               ----------------------------------------------
without Landlord's prior written consent, such consent not to be unreasonably withheld or delayed, do the following: (i) install or use special lighting beyond Building standard, or any equipment, machinery, or device in the Premises which requires a nominal voltage of more than one hundred twenty (120) volts single phase, or which in Landlord's reasonable opinion exceeds the capacity of existing feeders, conductors, risers, or wiring in or to the Premises or Building, or which requires amounts of water in excess of that usually furnished or supplied for use in office space, or which

                                Part Two-Page 4
will decrease the amount or pressure of water or the amperage or voltage of electricity Landlord can furnish to other occupants of the Building; (ii) install or use any heat or cold-generating equipment, machinery or device which affects the temperature otherwise maintainable by the heat or air conditioning system of the Building; (iii) use portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, such as, but not limited to, interior glass partitions, and non-Building standard materials or finishes; or (iv) accumulate refuse or rubbish (A) in excess of that ordinarily accumulated in business office occupancy or (B) at times other than the Building's standard cleaning times.

          (b)  Providing Additional Services.  If, in the reasonable opinion of
               -----------------------------
Landlord, additional services to Tenant are necessary, Landlord will have the following rights:

               (i)    Removal by Tenant. Landlord may require that Tenant cease
                      -----------------
the activity or remove the item (or refuse to permit the activity or installation of the item), causing (or which will cause) the need for such additional service, if Landlord and Tenant are not able to agree upon a mutually satisfactory method for providing such additional services or, in the reasonable opinion of Landlord, providing such additional service is not operationally or economically feasible.

               (ii)   Separate Metering. Landlord may, at Landlord's expense,
                      -----------------
install and maintain separate metering devices. Landlord agrees that it will, at the request of Tenant, cause separate metering devices to be installed to monitor electricity usage in the Premises, and in such event the cost of such meters and their installation, maintenance and repair shall be the obligation of Tenant. Landlord may also cause periodic usage surveys to be prepared by an engineer employed by Landlord for such purpose, the cost of which shall be included in Operating Costs.

               (iii)  Additional HVAC. With respect to heat or cold generating
                      ---------------
equipment, Landlord may furnish additional heat or air conditioning to the Premises, or install supplementary heating or air conditioning units in the Premises or elsewhere in the Building, or modify the existing heating or air conditioning system in the Premises so long as the quality of such services is not diminished. The actual cost of additional heat or air conditioning, supplementary units, or modifications to the existing system specifically made for the Premises at the request of Tenant will be the obligation of Tenant.

               (iv)   Replacement Bulbs. With respect to lighting requested by
                      -----------------
Tenant beyond standard lighting used throughout the Building, Landlord may purchase and replace, at the expense of Tenant, light bulbs and ballasts and/or fixtures.

               (v)    Additional Janitorial Services. With respect to additional
                      ------------------------------
cleaning work, Landlord may instruct Landlord's janitorial contractor to provide such services and the cost of such service will be the obligation of Tenant.

               (vi)   Substitution of Cleaning Contractors. In the event that
                      ------------------------------------
Tenant, in its reasonable judgement, is dissatisfied with the janitorial service provided in the Premises by Landlord's cleaning contractor, Tenant shall send written notice thereof (a "Janitorial Complaint Notice") to Landlord stating with particularity the basis for such dissatisfaction. If Landlord fails to cure the cited problem with the janitorial service to Tenant's reasonable satisfaction within fifteen (15) days after receiving a Janitorial Complaint Notice, then Landlord shall allow Tenant to contract directly with a cleaning company reasonably acceptable to Landlord for the provision of janitorial services to the Premises. In such event, Tenant shall pay the cost of janitorial services to the Premises and the cost of janitorial services included in Operating Costs under this Lease shall be limited to the cost of janitorial services in the Common Areas.

          (c)  After Hours Heat or Air Conditioning. Landlord will use
               ------------------------------------
reasonable efforts to provide after hours heat or air conditioning, at the cost of Tenant, upon request from Tenant received no later than 3:00 p.m. on a week day for service required the same night (or prior to business hours of the following day) or 3:00 p.m. of the last business day before a weekend or a holiday for service required on a weekend or holiday. The cost of after hours heat or air conditioning charged to Tenant will equal the actual cost to Landlord of providing such after hours heat or air conditioning.

          (d)  Payment. Tenant will pay to Landlord the cost of any additional
               -------
service and any other cost for which Tenant is obligated under Section 5.3(b) or
                                                               --------------
(c) within thirty (30) days after receipt of an invoice with respect to same
---
from Landlord.

     5.4  Interruption of Utility Service. Landlord will use Landlord's best
          -------------------------------
efforts to provide the services required of Landlord under this Lease. However, Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations under this Lease, to stop or interrupt or reduce any of the services listed in Section 5.1 or to stop or
                                                  -----------
interrupt or reduce any other services required of Landlord under this Lease, whenever and for so long as may be necessary (provided that Landlord shall use its best efforts to minimize any disruption of or interference with Tenant's use and occupancy of the Premises, with the additional expense thereof to be included in Operating Costs) by reason of (i) accidents or emergencies, (ii) the making of repairs or changes which Landlord in good faith deems necessary or is required or is permitted by this Lease or by law to make, (iii) difficulty in securing proper supplies of fuel, water, electricity, labor or supplies, (iv) the compliance by Landlord with governmental,

                                Part Two-Page 5
quasi-governmental or utility company energy conservation measures, or (v) the exercise by Landlord of any right under Section 6.5. Landlord will, in the event
                                        -----------
of an interruption of a utility service, use Landlord's best efforts to cause such service to be resumed. However, no interruption or stoppage of any of such services will ever be construed as an eviction of Tenant nor will such interruption or stoppage cause any abatement of the rent payable under this Lease or in any manner relieve Tenant from any of Tenant's obligations under this Lease. Notwithstanding the preceding sentence, however, if any interruption of electrical or water service to the Premises results from the negligence of Landlord and continues for five (5) consecutive days, Tenant shall be entitled to an abatement of Base Rent beginning upon the sixth (6th) day of such interruption and ending at such time as electrical or water service, as the case may be, is restored to the Premises.

6    OCCUPANCY AND CONTROL
     ---------------------

     6.1  Use. The Premises will be used and occupied by Tenant for general
          ---
office purposes and for no other purposes. In no event will the term "general office purposes" be construed to include an educational facility or school, a telemarketing operation or a personnel agency.

     6.2  Access to the Building and Premises; Telephone System.
          -----------------------------------------------------

          (a) Landlord shall furnish Tenant, at no cost to Tenant, one (1) card key to the Premises for each employee of Tenant working in the Premises; however, Tenant shall be required to pay a reasonable fee determined by Landlord for any replacement card keys.

          (b) Notwithstanding anything to the contrary contained in the Rules and Regulations (as hereinafter defined), Tenant shall have the right, at its sole cost and expense, to control access to the Premises through the use of locks, card key or other access systems; provided, however, that Landlord shall have the right to approve the design and installation of such system (which approval shall not be unreasonably withheld) and provided further that Landlord shall always be furnished with such keys, electronic keys, key cards, access codes, or similar access devices as are necessary to provide Landlord with access to the Premises.

          (c) Tenant shall have the right, at its sole cost and expense, to install its own telephone system in the Premises; provided, however, that Landlord shall have the right to approve the design and installation of such system (which approval shall not be unreasonably withheld).

     6.3  Rules and Regulations. Tenant's use of the Premises and the Common
          ---------------------
Areas will be subject at all times during the Term to the "Rules and Regulations" attached to the Lease as Exhibit D and to any modifications of such
                                      ---------
Rules and Regulations and any additional Rules and Regulations from time to time promulgated by Landlord in Landlord's reasonable discretion (the "Rules and
                                                                  ---------
Regulations"). Additional Rules and Regulations will not become effective and a
-----------
part of this Lease until a copy of same has been delivered to Tenant. The inability of Landlord to cause another occupant of the Building to comply with the Rules and Regulations will neither excuse Tenant's obligation to comply with such Rules and Regulations or any other obligation of Tenant under this Lease nor cause the Landlord to be liable to Tenant for any damage resulting to Tenant. Tenant will cause Tenant's employees, servants and agents to comply with the Rules and Regulations.

     6.4  Additional Covenants of Tenant.
          ------------------------------

          (a)  Laws, Statutes.  As respects the interior of the Premises, Tenant
               --------------
will, at Tenant's sole cost, promptly comply with (i) all laws, orders, regulations, and other government requirements now in force or hereafter enacted relating to the use, condition, or occupancy of the Premises, including without limitation, (A) Title III of The Americans with Disabilities Act of 1990, all regulations issued thereunder, and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, and the Texas Architectural Barriers Act, as the same are in effect on the date of this Lease and as hereafter amended ("Disabilities Acts"), and (B) all applicable laws, ordinances, and regulations (including consent orders and administrative orders) relating to public health and safety and protection of the environment and regulation of "Hazardous Substances", as such term is defined in Article 21 of the General
                                                   ----------
Lease Provisions ("Environmental Laws"), and (ii) all rules, orders, mandates, directives, regulations and requirements pertaining to the use of the Premises and the conduct of Tenant's business imposed by Landlord's insurers, American Insurance Association (formerly known as "National Board of Fire Underwriters") or insurance service office, any utility company serving the Building or any other similar body having jurisdiction over the Building, any related parking areas, and the Premises. The foregoing provisions of this Section 6.4(a) shall
                                                          --------------
in no event be construed to require Tenant to make any modifications to the Building or any improvements other than the interior of the Premises which may be required by applicable laws, orders, regulations and other governmental requirements, it being agreed that Landlord shall be responsible for such modifications subject to the provisions of Article 3 and Exhibit C.

          (b)  Nuisance. Tenant will not do or permit anything to be done in or
               --------
about the Premises which will in any way obstruct or interfere with the operation of the Project or with the rights of other tenants or occupants of the Project or injure, disturb or annoy other tenants or occupants of the Project.

                                Part Two-Page 6

          (c)  Building Reputation. Tenant will not use or permit the Premises
               -------------------
to be used for any objectionable purpose or any purpose which, in the reasonable opinion of the Landlord, harms or tends to harm the business or reputation of the Landlord or Building or reflects unfavorably on the Building, or any part of the Building, or deceives or defrauds the public.

          (d)  Recording. Neither Landlord nor Tenant will record this Lease or
               ---------
any memorandum of this Lease without the prior written consent of the other party. Either Landlord or Tenant will, upon request of the other party, execute, acknowledge and deliver to the other party a short form or memorandum of this Lease for recording purposes.

     6.5  Access by Landlord. Landlord reserves the right for Landlord and
          ------------------
Landlord's agents to enter the Premises at any reasonable time, upon reasonable prior notice to Tenant: (a) to inspect the Premises (which inspections shall be conducted during business hours except in the event of an emergency), (b) to supply janitorial service or other services to be provided by Landlord to Tenant under this Lease, (c) to show the Premises to prospective lenders or purchasers,
(d) to maintain or repair any portions of the Premises for which Landlord is responsible or any other portion of the Building abutting the Premises, (e) to install, maintain, repair, replace or relocate any pipe, duct, conduit, wire or equipment serving other portions of the Building but located in the ceiling, wall or floor of the Premises, (f) to perform any other obligation of Tenant after Tenant's failure to perform same, or (g) upon default by Tenant under this Lease. Furthermore, during the last six (6) months of the Term, Landlord and Landlord's agents shall have the right to enter the Premises at any reasonable time, upon reasonable prior notice to Tenant, to show the Premises to prospective tenants. If Landlord enters the Premises for the purpose of performing work, Landlord may erect scaffolding and store tools, material, and equipment in the Premises when required by the character of the work to be performed.

     6.6  Control of Project. The Building and Common Areas will be at all times
          ------------------
under the exclusive control, management and operation of the Landlord. Landlord hereby reserves the right from time to time to close temporarily doors, entry ways, public spaces and corridors and to interrupt or suspend temporarily Building services and facilities in order to perform any redecorating or alteration or in order to prevent the public from acquiring prescriptive rights in the Common Areas. Landlord agrees that the number of parking spaces available to tenants of the Project shall in all events comply with applicable parking ordinances.

     6.7  Minimization of Disruption. Landlord will attempt not to disrupt
          --------------------------
Tenant's operations in the Premises during the exercise of Landlord's rights or the performance by Landlord of Landlord's obligations under this Lease, but will not be required to incur extra expenses in order to minimize such disruption. No exercise by Landlord of any right or the performance by Landlord of Landlord's obligations under this Lease will constitute actual or constructive eviction or a breach of any express of implied covenant for quiet enjoyment.

7.   REPAIRS, MAINTENANCE AND ALTERATIONS
     ------------------------------------

     7.1  Landlord's Repair Obligations. Landlord will, subject to the casualty
          -----------------------------
provisions of Article 9, maintain (a) the Common Areas and Service Areas, (b)
              ---------
roof, foundation, exterior windows and load bearing items of the Building; (c) exterior surfaces of walls; (d) plumbing, pipes and conduits located in the Common Areas or Service Areas of the Building, and (e) the Building central heating, ventilation and air conditioning, electrical, mechanical and plumbing systems. Landlord will not be required to make any repair in connection with or resulting from (i) any alteration or modification to the Premises or to Building equipment performed by or on behalf of Tenant or to special equipment or systems installed by or on behalf of Tenant, (2) the installation, use or operation of Tenant's property, fixtures and equipment, (3) the moving of Tenant's property in or out of the Building or in and about the Premises, (4) Tenant's use or occupancy of the Premises in violation of Article 6 or in a manner not
                                          ---------
contemplated by the parties at the time of execution of this Lease (e.g., subsequent installation of special use rooms), (5) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (6) fire or other casualty, except as provided in Article 9, or (7)
                                                               ---------
condemnation, except as provided in Article 10. Depending upon the nature of
                                    ----------
repairs undertaken by Landlord, the cost of such repairs will be borne solely by Landlord or reimbursed to Landlord either by a particular tenant or tenants or by all tenants as an Operating Cost as provided in this Lease.

     7.2  Tenant's Repair Obligations. Except for janitorial services and
          ---------------------------
Landlord's services pursuant to Section 7.1 above provided by Landlord, Tenant, at Tenant's expense, will maintain the Premises in good order, condition and repair including, without limitation, the interior surfaces of the windows, walls and ceilings; floors; wall and floor coverings; window coverings; doors; interior windows; and all switches, fixtures and equipment in the Premises. Upon receipt of reasonable notice from Tenant, Landlord will perform, at the expense of Tenant, all repairs and maintenance to plumbing, pipes and electrical wiring located within walls, above ceiling surfaces and below floor surfaces resulting from the use of the Premises by Tenant. In no event will Tenant be responsible for any plumbing, pipes and electrical wiring, switches, fixtures and equipment located in the Premises but serving another tenant or for portions of the central heat, ventilation and air conditioning, electrical, mechanical and plumbing systems of the Building which are located in the Premises, except for
(i) repairs resulting from the acts of Tenant and Tenant's employees, agents, invitees,

                                Part Two-Page 7
subtenants, licensees or contractors, (ii) modifications made to such systems by or on behalf of Tenant, and (iii) special equipment installed by or on behalf of Tenant.

     7.3  Rights of Landlord. In the event Tenant fails, in the reasonable
          ------------------
judgment of Landlord, to maintain the Premises in good order, condition and repair, Landlord will have the right to perform such maintenance, repairs, refurbishing or repairing at Tenant's expense.

     7.4  Surrender. Upon the expiration or earlier termination of this Lease,
          ---------
or upon the exercise by Landlord of Landlord's right to re-enter the Premises without terminating this Lease, Tenant will surrender the Premises in the same condition as received or as subsequently improved by Landlord or Tenant, except for (i) ordinary wear and tear and (ii) damage by fire, earthquake, acts of God or the elements, and will deliver to Landlord all keys for the Premises and Garage and combinations to safes located in the Premises. Tenant will remove, or cause to be removed, from the Premises or the Building, at Tenant's expense and as of the Expiration Date or earlier termination of this Lease, all signs (including any signs located on the Premises, i.e., building or monument signs), notices, displays, and trade fixtures of Tenant. Tenant agrees to repair, at Tenant's expense, any damage to the Premises or any other part of the Project resulting from the removal of any articles of personal property, movable business or trade fixtures, machinery, equipment, furniture or movable partitions, including without limitation, repairing the floor and patching and painting the walls where required by Landlord. Tenant's obligations under this
Section 7.4 will survive the expiration or earlier termination of this Lease. If
-----------
Tenant fails to remove any item of property permitted or required to be removed at the expiration or earlier termination of the Term, Landlord, may, at Landlord's option, (a) remove such property from the Premises at the expense of Tenant and sell or dispose of same in such manner as Landlord deems advisable, or (b) place such property in storage at the expense of Tenant. Any property of Tenant remaining in the Premises ten (10) days after the Expiration Date or earlier termination of this Lease without the written consent of Landlord will be deemed to have been abandoned by Tenant.

     7.5  Alterations by Tenant.
          ---------------------

          (a)  Approval Required. Tenant will not make, or cause or permit to be
               -----------------
made, any structural additions, alterations, installations or improvements in or to the Premises (collectively, "Alterations"), without the prior written consent of Landlord. In the case of non-structural Alterations proposed by Tenant, Landlord's consent shall not be required. Unless Landlord has waived such requirement in writing, together with Tenant's request for approval of any Alteration, Tenant must also submit details with respect to the proposed source of funds for the payment of the cost of the Alteration by Tenant, design concept, plans and specifications, names of proposed contractors, and financial and other pertinent information about such contractors (including without limitation, the labor organization affiliation or lack of affiliation of any contractors), certificates of insurance to be maintained by Tenant's contractors, hours of construction, proposed construction methods, details with respect to the quality of the proposed work and evidence of security (such as payment and performance bonds) to assure timely completion of the work by the contractor and payment by the contractor of all costs of the work. With respect to any Alteration which is visible from outside the Premises, such proposed Alteration must, in the opinion of Landlord, also be architecturally and aesthetically harmonious with the remainder of the Building.

          (b)  Complex Alterations. If the nature, volume or complexity of any
               -------------------
proposed Alterations, causes Landlord to consult with an independent architect, engineer or other consultant, Tenant will reimburse Landlord for the reasonable fees and expenses incurred by Landlord. If any improvements will affect the basic heat, ventilation and air conditioning or other Building systems or the Building, Landlord may require that such work be designed by consultants designated by Landlord and be performed by Landlord or Landlord's contractors.

          (c)  Standard of Work. All work to be performed by or for Tenant
               ----------------
pursuant hereto will be performed diligently and in a first-class, workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Project and/or Tenant, including, without limitation, the Disabilities Acts, Environmental Laws, and Landlord's insurance carriers. Landlord will have the right, but not the obligation, to inspect periodically the work on the Premises and may require changes in the method or quality of the work.

          (d)  Ownership of Alterations. All Alterations made by or for Tenant
               ------------------------
(other than Tenant's trade fixtures) will immediately become the property of Landlord, without compensation to Tenant. Carpeting will be deemed improvements of the Premises and not trade fixtures, regardless of how or where affixed. Such Alterations will not be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term and will be surrendered as a part of the Premises unless Landlord has requested that Tenant remove such Alterations.

     7.6  Intentionally Deleted.
          ---------------------

     7.7  Liens. Tenant will keep the Premises and the Building free from any
          -----
liens arising out of work performed, materials furnished, or obligations incurred by or on behalf of or for the benefit of Tenant. If Tenant does not, within ten (10) days following notice of the imposition of any such lien, cause

                                Part Two-Page 8
such lien to be released of record by payment or posting of a proper bond or other security, Landlord will have, in addition to all other remedies provided in this Lease and by law, the option, to cause the same to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All sums paid and expenses incurred by Landlord in connection therewith, including reasonable attorneys' fees and a reasonable amount for Landlord's administrative time, will be payable to Landlord by Tenant on demand with Interest from the date such sums are expended.

8.   INSURANCE
     ---------

     8.1  Insurance Required of Tenant.  Tenant will, at Tenant's sole expense,
          ----------------------------
procure and maintain the coverages required by this Section 8.1.
                                                    -----------

          (a)  Commercial General Liability Insurance. Tenant will procure and
               --------------------------------------
maintain commercial general liability insurance ("Liability Insurance") written on an "occurrence" policy form, covering bodily injury, property damage and personal injury arising out of or relating, directly or indirectly, to Tenant's business operations, conduct, assumed liabilities or use or occupancy of the Premises or any other part of the Project. Tenant will cause Landlord and any lender of Landlord as to which Tenant has been provided notice to be named as "additional insureds." The minimum acceptable limits for Tenant's Liability Insurance are set forth in Paragraph 9 of the Basic Lease Provisions.

          (b)  Workers' Compensation and Employer Liability Coverage. Tenant
               -----------------------------------------------------
will procure and maintain workers' compensation insurance as required by law and employer's liability insurance with limits of no less than the amount set forth in Paragraph 9 of the Basic Lease Provisions.
   -----------

          (c)  Property Insurance. Tenant will procure and maintain property
               ------------------
insurance coverage ("Property Insurance") for the following: (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's personal property in, on, at or about the Premises or any other part of the Project; and (ii) all leasehold improvements to the Premises and other improvements, betterments, and Alterations to the Premises. Tenant's Property Insurance must be written on an "all-risk" (special-causes-of-loss) policy form or an equivalent form, include an agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; be written in amounts of coverage that meet any coinsurance requirements of the policy or policies, and include vandalism and malicious mischief coverage, and sprinkler leakage coverage. Landlord must be named as an "insured as its interest may appear" under Tenant's Property Insurance.

          (d)  Business Income and Extra Expense Coverage. Tenant will also
               ------------------------------------------
procure and maintain business income /business interruption insurance and extra expense coverage (collectively, "Interruption Insurance") with coverage amounts that will reimburse Tenant for all direct or indirect loss of income and charges and costs incurred arising out of all perils insured against by Tenant's Property Insurance coverage, including prevention of, or denial of use of or access to, all or part of the Premises or the Building, as a result of those perils. The Interruption Insurance coverage must provide coverage for no less than twelve (12) months of the loss of income, charges, and costs contemplated under the Lease.

     8.2  Landlord's Insurance. Landlord will, during the Term of this Lease,
          --------------------
procure and continue in force the following insurance: (a) liability insurance written on an "occurrence" policy form, covering bodily injury, property damage and personal injury arising out of or relating, directly or indirectly, to Landlord's business operations, conduct, assumed liability or use or occupancy of the Project, with a combined single limit of not less than Two Million Dollars ($2,000,000), it being agreed that Landlord will cause Tenant to be named as an "additional insured"; and (b) property insurance covering the Building and all personal property located in the Building and all machinery, equipment and other personal property used in connection with the Building (but not property owned by any tenant of the Building or for which any tenant of the Building is legally liable, or alterations, leasehold improvements, or betterments made, installed or purchased by or on behalf of any tenant of the Building), which property insurance must be written on an "all-risk" (special-causes-of-loss) policy from or an equivalent form, include an agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; be written in amounts of coverage to meet any coinsurance requirements of the policy or policies, and include vandalism and malicious mischief coverage, and sprinkler leakage coverage. Landlord shall also procure and maintain workers' compensation insurance as required by law and employer's liability insurance with limits of not less than One Million Dollars ($1,000,000).

     8.3  Form of Policies and Additional Requirements. The insurance
          --------------------------------------------
requirements set forth in Section 8.1 and Section 8.2 are independent of the
                          -----------     -----------
waiver, indemnification, and other obligations of Tenant and Landlord under this Lease and will not be construed or interpreted in any way to restrict, limit or modify Tenant's or Landlord's waiver, indemnification and other obligations or to in any way limit Tenant's or Landlord's liability under this Lease. In addition to the requirements set forth in Section 8.1 and Section 8.2, the
                                          -----------     -----------
insurance required of Tenant and Landlord under this Article 8 must (a) be
                                                     ---------
issued by an insurance company with a rating of no less than A-VIII in the current Best's Insurance Guide, or that is otherwise reasonably

                                Part Two-Page 9
acceptable to Landlord as to Tenant's insurance or to Tenant as to Landlord's insurance, and admitted to engage in the business of insurance in the State of Texas; and (b) provide that insurance may not be canceled, nonrenewed or the subject of material change in coverage or available limits of coverage, except, in the case of Tenant's insurance, upon thirty (30) days' prior written notice (ten (10) days for non-payment of premium) to Landlord and any lender of Landlord as to which Tenant has been provided notice, and, in the case of Landlord's insurance, upon thirty (30) days' prior written notice (ten (10) days for non-payment of premium) to Tenant. Tenant and Landlord will each deliver to the other a certificate of insurance on all policies procured by Tenant or Landlord, as the case may be, in compliance with such party's obligations under this Lease, together with evidence of the payment of the premiums therefor, on or before the Lease Commencement Date, and at least thirty (30) days before the expiration date of any policy and upon the renewal of any policy. Landlord or Tenant may comply with its insurance coverage requirements through a blanket policy.

     8.4 Waiver of Subrogation. Landlord and Tenant agree to cause the insurance
         ---------------------
companies issuing their respective property insurance policies to waive any subrogation rights that those companies may have against Tenant or Landlord. It is the intent of the parties that with respect to any loss from a peril required to be covered by property insurance, the parties will look solely to their insurance companies for recovery. Landlord and Tenant will each deliver notice of this Section 8.4 to its insurance carriers.
        -----------

     8.5 Increase of Premiums. If Tenant's specific business operations, conduct
         --------------------
or use of the Premises or any other part of the Project causes an increase in the premium for any insurance policy carried by Landlord, Tenant will, within ten (10) days after receipt of notice from Landlord, reimburse Landlord for the entire increase.


9.   DAMAGE OR DESTRUCTION
     ---------------------

     9.1 Repair by Landlord. Tenant will immediately notify Landlord of fire or
         ------------------
other casualty in the Premises. If the Premises are damaged by fire or other casualty and unless this Lease is terminated as hereinafter provided, Landlord will proceed with reasonable diligence to repair the so-called "shell" of the Premises and any leasehold improvements originally installed by Landlord. Landlord's obligation to repair is subject to (a) delays which may arise by reason of adjustment of loss under insurance policies, including, without limitation, Tenant's policy for leasehold improvements and betterments described in Section 8.1 of this Lease, and (b) other delays beyond Landlord's reasonable
   -----------
control. Landlord's obligation to repair will be limited to the extent of insurance proceeds actually available to Landlord for repairs after the election by the holder of any mortgage against the Building to apply a portion or all of the proceeds against the debt owing to such holder. Until Landlord's repairs to the Premises are completed, the Base Rent and additional rent will abate in proportion to the part of the Premises, if any, that is rendered untenantable.

     9.2 Landlord's Rights Upon The Occurrence of Certain Casualties. In the
         -----------------------------------------------------------
event: (a) either the Premises or the Building (whether or not the Premises are affected) is totally or partially destroyed or damaged by fire or other casualty and repairs cannot be completed within two hundred seventy (270) days after the occurrence of such damage without the payment by Landlord of overtime or other premiums; (b) fifty percent (50%) or more of the Rentable Area of the Building (wherever located) is damaged or destroyed by fire or other casualty (whether or not the Premises are affected thereby); (c) damage is otherwise so great that Landlord, in Landlord's absolute discretion, decides to demolish the Building, in whole or in substantial part; (d) insurance proceeds remaining after payment of any proceeds required to be paid to the holder of any mortgage affecting the Project are insufficient to repair or restore the damage or destruction; (e) the Building or the Premises are damaged or destroyed as a result of any cause other than the perils covered by Landlord's property insurance; or (f) the Premises are materially damaged, in Landlord's judgment, by fire or other casualty during the last twenty-four (24) months of the Term; then Landlord may elect (i) to the extent of the insurance proceeds actually received by Landlord, to proceed to repair, restore or rebuild the Building or the Premises, in which event this Lease will continue in effect (subject to Tenant's right to terminate the Lease as set forth in Section 9.3), or (ii) to terminate this Lease (effective as of
                -----------
the event of destruction) upon thirty (30) days' prior notice to Tenant, which notice will be given, if at all, within sixty (60) days following the date of the occurrence of the destruction. In repairing or restoring the Building or any part thereof, Landlord may use designs, plans and specifications other than those used in the original construction of the Building, and the Landlord may alter or relocate, or both, any or all buildings, facilities and improvements, including the Premises, provided that the Premises as altered or relocated will be substantially the same size and will be in all material respects reasonably comparable to the Premises. Upon any such termination of this Lease, Tenant will surrender to Landlord the Premises and deliver to Landlord all proceeds from Tenant's insurance attributable to tenant improvements and other additions, improvements, and property items which Tenant has no right to remove. Tenant will pay Base Rent and all other sums payable under this Lease prorated through the effective date of such termination and Landlord and Tenant will be free and discharged from all obligations under this Lease arising after the effective date of such termination, except those obligations expressly stated in this Lease to survive the termination of this Lease.

                               Part Two-Page 10

     9.3 Tenant's Rights Upon The Occurrence of Certain Casualties. In the event
         ---------------------------------------------------------
that the Premises or any portion thereof is destroyed or damaged by fire or other casualty and repairs cannot be completed within two hundred seventy (270) days after the occurrence of such damage without the payment by Landlord of overtime or other premiums, then Tenant may elect to terminate this Lease (effective as of the event of destruction) upon thirty (30) days' prior notice to Landlord, which notice will be given, if at all, within sixty (60) days following the date of the occurrence of the destruction. Furthermore, in the event that this Lease remains in effect after destruction or damage to the Premises and Landlord fails to complete the repair of such destruction or damage in accordance with Section 9.1 within two hundred seventy (270) days after the
                   -----------
occurrence of such destruction or damage (subject to extension by reason of the delays described in the third sentence of said Section 9.1) (the "Landlord
                                               -----------
Repair Period"), then Tenant may, as its sole and exclusive remedy, terminate this Lease (effective as of the expiration of the Landlord Repair Period) by sending written notice to Landlord, which notice will be given, if at all, within thirty (30) days after the expiration of the Landlord Repair Period.

     9.4 Repairs by Tenant. Landlord will not be required to repair any injury
         -----------------
or damage by fire or other cause, to restore or replace or to reimburse Tenant for damage to any of the Tenant's property. Tenant will be required to repair any injury or damage to the Premises or to the contents of the Premises which Landlord is not responsible for repairing. Except for abatement, if any, of Base Rent and additional rent in accordance with the provisions of this Lease, Tenant will not be entitled to any allowance, compensation or damages from Landlord for loss of use of all or any part of the Premises or Tenant's property or for any inconvenience, annoyance, disturbance or loss or interruption of business, or otherwise, arising from any damage to the Premises or any other part of the Project by fire or any other cause, or arising from any repairs, reconstruction or restoration, nor will Tenant have the right to terminate this Lease except as specifically set forth in Section 9.3.
                          -----------

     9.5 Determination or Period Required for Rebuilding. The determination of
         -----------------------------------------------
whether the repair of damage caused by fire or other casualty can be completed within the two hundred seventy (270) period referred to in Section 9.2 and
                                                           -----------
Section 9.3 shall initially be made by Landlord, in Landlord's reasonable
-----------
judgement, and notice of such determination shall be sent by Landlord to Tenant within twenty (20) days after the occurrence of such damage. Tenant shall be deemed to have accepted the determination made by Landlord unless Tenant sends written notice disputing such determination within ten (10) days after receiving notice of same. If Tenant timely objects to Landlord's determination, the parties shall, within ten (10) days thereafter, agree in good faith upon a mutually acceptable architect to make the determination of whether repair can be completed within the two hundred seventy (270) day period referred to in Section
                                                                         -------
9.2 and Section 9.3, which determination shall be made within ten (10) days
---     -----------
after the selection of such architect and shall be binding upon the parties.


10.  EMINENT DOMAIN
     --------------

     10.1 Total Taking. If all of the Project is taken or appropriated for
          ------------
public or quasi-public use by right of eminent domain or transferred by agreement with such public or quasi-public agency, this Lease will terminate as of the date possession is taken by the condemning authority. If less than all of the Premises or Project is taken or appropriated but, in Landlord's reasonable judgment, the balance will be rendered untenantable, such taking will constitute a total taking for purposes of this Section 10.1. Landlord will notify Tenant of
                                    ------------
Landlord's decision that the remainder is untenantable within thirty (30) days of Landlord's receipt of notice of the taking or appropriation and this Lease will terminate as of the date possession is taken by the condemning authority.

     10.2 Partial Taking. If only part of the Project (whether or not such part
          --------------
includes the Premises) is taken or appropriated by a public or quasi-public agency under the right of eminent domain or conveyed in agreement with a public or quasi-public agency (whether or not the Premises are affected thereby) and,
(i) in Landlord's reasonable judgment, substantial alteration or reconstruction of the Project is necessary as a result of such taking or conveyance, or (ii) if Landlord decides to demolish or discontinue operating the Project as a result of such taking or conveyance, or (iii) twenty-five percent (25%) or more of the Rentable Area of the Building is so taken or conveyed or, in the reasonable judgment of Landlord, the Building is rendered untenable as a result, or (iv) proceeds from such taking or conveyance remaining after payment of any such proceeds required to be paid to the holder of any mortgage affecting the Project are insufficient to restore the Project and the Premises to an architectural whole, then, in any of such events, Landlord may, at Landlord's option, terminate this Lease by giving Tenant notice of termination within thirty (30) days after such taking or conveyance. In the event that the Premises or a portion thereof is taken or appropriated by a public or quasi-public agency under the right of eminent domain or conveyed in agreement with a public or quasi-public agency, then Tenant may, at Tenant's option, terminate this Lease by giving Landlord notice of termination within thirty (30) days after such taking or conveyance. In the event this Lease is not terminated, Landlord will, to the extent of proceeds actually received after the exercise by any mortgagee of the Project of an option to apply such proceeds against Landlord's debt to such mortgagee, restore the Project to an architectural whole.

                               Part Two-Page 11

     10.3 Award. Any award for or proceeds from any partial or entire taking or
          -----
conveyance to a public or quasi-public agency will be the property of Landlord, including, without limitation, any award or proceeds based on value of the leasehold interest of Tenant. Nothing contained in this Section 10.3 will be
                                                        ------------
deemed to give Landlord any interest in or to preclude Tenant from seeking and recovering for Tenant's account a separate award from the condemning authority (but only to the extent such separate award does not reduce any award to Landlord) for the taking of personal property and fixtures removable by Tenant, for the interruption of or damage to Tenant's business or for Tenant's unamortized cost of leasehold improvements paid for by Tenant or for moving expenses. In the event of a partial taking which does not result in a termination of this Lease, Base Rent and additional rent will be abated in the proportion which the Rentable Area of the Premises rendered unusable bears to the total Rentable Area of the Premises. No temporary taking of Tenant's Premises and/or of Tenant's rights therein or under this Lease will terminate this Lease or give Tenant any right to any abatement of Base Rent or additional rent under this Lease. Any award made to Tenant by reason of any temporary taking will belong entirely to Tenant and Landlord will not be entitled to share in such award.

11.  ASSIGNMENT AND SUBLETTING
     -------------------------

     11.1 Consent. Tenant will not assign this Lease without the prior written
          -------
consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Tenant may sublet any portion of the Premises without the prior written consent of Landlord. For purposes of the preceding sentence, in determining whether to consent to a proposed assignment or subletting, Landlord will be deemed to be reasonable in taking into consideration, among other factors, (a) the credit standing and financial wherewithal of the proposed assignee or sublessee; and (b) whether the use of the Premises by the proposed assignee will be consistent with the operation of a first-class office building in the Plano, Texas area. If consent to any assignment is given by Landlord, or if Tenant sublets any portion of the Premises, such consent or subletting will not relieve the Tenant or any guarantor of this Lease from any obligation or liability under this Lease. If this Lease is assigned without the consent of Landlord, then Landlord may nevertheless collect Base Rent and additional rent from the assignee, and apply the net amount collected to the Base Rent and other amounts payable under this Lease, but in no event will such collection be construed as a waiver of this covenant.

     11.2 Landlord's Option. If the Tenant desires to assign this Lease or
          -----------------
sublet all or part of the Premises, Tenant will notify Landlord at least sixty
(60) days in advance of the date on which Tenant desires to make such assignment or enter into such sublease. With respect to an assignment, Tenant will provide Landlord with a copy of the proposed assignment and sufficient information concerning the proposed assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed assignee. Within fifteen (15) days after Landlord's receipt of Tenant's proposed assignment and all required information concerning the proposed assignee, Landlord will have the option to: (a) consent to the proposed assignment; or (b) subject to the provisions of Section 11.1, refuse to consent
                                                ------------
to the proposed assignment but allow Tenant to continue in the search for an assignee that will be acceptable to Landlord. If Landlord consents to a proposed assignment, or if Tenant sublets any portion of the Premises, and if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration for the assignment or sublease or any payment incident to the assignment or sublease) during the initial Term exceeds the rent payable under the Lease for such space, Tenant will retain such excess rent proceeds or other excess consideration. During any Renewal Term, Tenant will pay to Landlord fifty percent (50%) of such excess rent and other excess consideration (net of brokerage commissions and all other out-of-pocket expenses incident to such assignment or subletting). If such excess rent or excess consideration is paid to Tenant in the form of rent pursuant to a sublease, Tenant shall pay Landlord's share thereof together with the installment of Base Rent next becoming due under this Lease; otherwise, Tenant shall pay Landlord's share of such excess rent or excess consideration to Landlord within five (5) days following Tenant's receipt thereof. If the Leasehold Improvements in the Premises must be altered in connection with a permitted assignment or subletting in order to comply with the Disabilities Act, same shall be performed without cost to Landlord, and Tenant shall submit plans and specifications for such alterations to Landlord for informational purposes; provided, however, that in no event shall any structural alterations be made without the prior written consent of Landlord.

     11.3 Definition of Assignment. The use of the words "assignment",
          ------------------------
"subletting", "assign", or "assigned" or "sublet" in this Article 11 will include (a) the pledging, mortgaging or encumbering of Tenant's interest in this Lease, or the Premises or any part thereof; or (b) the total or partial occupancy of all or any part of the Premises by any person, firm, partnership, or corporation, or any groups of persons, firms, partnerships, or corporations, or any combination thereof, other than Tenant. Tenant shall deliver to Landlord copies of all documents executed in connection with any permitted assignment or sublease, which documents (i) in the case of a permitted assignment, shall require such assignee to assume performance of all terms of this Lease on Tenant's part to be performed, and (ii) in the case of a subletting, shall require such sublessee to comply with all terms of this Lease on Tenant's part to be performed. In no event shall any assignment, sublease or

                               Part Two-Page 12
transfer, whether or not with Landlord's consent, relieve Tenant of its primary liability under this Lease for the entire Term, and Tenant shall in no way be released from the full and complete performance of all the terms hereof. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, or transfer.



12.  DEFAULT; REMEDIES
     -----------------

     12.1 Defaults by Tenant. The occurrence of any of the following will
          ------------------
constitute a default under this Lease by Tenant: (a) any failure by Tenant to pay an installment of Base Rent or to make any other payment required under this Lease when due, where such failure continues for ten (10) days after notice by Landlord to Tenant, except that Landlord shall in no event be required to give more than two (2) notices of a recurring failure during each calendar year; (b) any failure by Tenant to observe and perform any other provision of this Lease to be observed and performed by Tenant, where such failure continues for thirty
(30) days after notice by Landlord to Tenant (provided, however, that if the cure of such act or omission requires, despite the use of diligent efforts, a period in excess of thirty (30) days, then such thirty (30) day period shall be extended for so long as Tenant pursues the cure thereof with reasonable diligence), except that Landlord shall in no event be required to give more than two (2) notices of a recurring failure during each calendar year; (c) Tenant's interest in this Lease or in all or a part of the Premises is taken by process of law directed against Tenant, or becomes subject to any attachment at the instance of any creditor of or claimant against Tenant, and such attachment is not discharged within ten (10) days; (d) Tenant: (i) is unable to pay such party's debts generally as they become due; (ii) makes an assignment of all or a substantial part of such party's property for the benefit of creditors; (iii) convenes or attends a meeting of such party's creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of such party's debts; (iv) applies for or consents to or acquiesces in the appointment of a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of such party's property or of the Premises or of Tenant's interest in this Lease; or (v) files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors or an arrangement with creditors, or takes advantage of any insolvency law or files an answer admitting the material allegations of a petition filed against such party in any bankruptcy, relief, reorganization or insolvency proceedings; (e) Tenant takes any corporate action to authorize any of the actions set forth in Section 12.1(d); or (f) the entry of a court order,
                     ---------------
judgment or decree against Tenant, without the application, approval or consent of Tenant, approving a petition seeking reorganization of Tenant or relief of debtors under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, or relief of debtors or granting an order for relief against it as debtor or appointing a receiver, trustee, liquidator, or custodian of such party or of all or a substantial part of Tenant's property or of the Premises or of Tenant's interest in this Lease, or adjudicating such party bankrupt or insolvent, and such order, judgment or decree will not be vacated, set aside or dismissed within ninety (90) days from the date of entry.

     12.2 Remedies. Upon the occurrence of any event of default enumerated in
          --------
Section 12.1, Landlord will have the option of (a) terminating this Lease by
------------
notice thereof to Tenant or (b) continuing this Lease in full force and effect and/or (c) performing the obligation of Tenant and/or (d) changing locks.

           (a) Termination of Lease. In the event Landlord elects to terminate
               --------------------
this Lease, upon notice to Tenant this Lease will end as to Tenant and all persons holding under Tenant, and all of Tenant's rights will be forfeited and lapsed, as fully as if this Lease had expired by lapse of time, and there will be recoverable from Tenant: (i) the cost of restoring the Premises to good condition, normal wear and tear excepted, (ii) all accrued, unpaid sums, plus Interest and late charges, if in arrears, under the terms of this Lease up to the date of termination, (iii) Landlord's reasonable costs of recovering possession of the Premises, and (iv) if Tenant remains in possession of the Premises subsequent to the date of termination, rent and other sums accruing subsequent to the date of termination pursuant to the holdover provisions of
Section 2.3. The Landlord will at once have all the rights of re-entry upon the
-----------
Premises, without becoming liable for damages, or guilty of a trespass.

           (b) Continuation of Lease. In the event that Landlord elects to
               ---------------------
continue this Lease in full force and effect, Tenant will continue to be liable for all rents. Landlord will nevertheless have all the rights of re-entry upon the Premises without becoming liable for damages, or guilty of a trespass. Landlord, after re-entry, may relet all or a part of the Premises to a substitute tenant or tenants, for a period of time equal to or less or greater than the remainder of the Term on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Against the rents and sums due from Tenant to Landlord during the remainder of the Term, credit will be given Tenant in the net amount of rent received from the new tenant after deduction by Landlord for: (i) the reasonable costs incurred by Landlord in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, and the like), (ii) the accrued sums, plus Interest and late charges if in arrears, under the terms of this Lease, (iii) Landlord's cost of recovering possession of the Premises, and (iv) if Landlord elects to store

                               Part Two-Page 13

Tenant's property in accordance with Section 7.4, the cost of storing any of
                                     -----------
Tenant's property left on the Premises after re-entry. Notwithstanding any provision in this Section 12.2(b) to the contrary, upon the default of any
                  ---------------
substitute tenant or upon the expiration of the term of such substitute tenant before the expiration of the Term hereof, Landlord may, at Landlord's election, either relet to another substitute tenant, or terminate this Lease and exercise Landlord's rights under Section 12.2(a) of this Lease.
                        ---------------

           (c) Performance for Tenant. In the event that Landlord elects to
               ----------------------
perform the obligation(s) of Tenant, all reasonable sums expended by Landlord effecting such performance (including Administrative Reimbursement under Section
                                                                         -------
3.8), plus Interest thereon, will be due and payable with the next monthly
----
installment of Base Rent. Such sum will constitute additional rental under this Lease, and failure to pay such sums when due will enable Landlord to exercise all of Landlord's remedies under this Lease.

           (d) Changing Locks. Additionally, without notice, Landlord may alter
               --------------
locks or other security devices at the Premises to deprive Tenant of access to the Premises, and Landlord will not be required to provide a new key or rights of access to Tenant.

     12.3 Mitigation of Damages; Remedies Cumulative. Upon the occurrence of an
          ------------------------------------------
event of default by Tenant, Landlord shall use reasonable efforts to mitigate its damages. All rights and remedies of Landlord under this Lease will be nonexclusive of and in addition to any other remedies available to Landlord at law or in equity.

     12.4 Default by Landlord. The failure of Landlord to observe and perform
          -------------------
any provision of this Lease to be observed and performed by Landlord, where such failure continues for thirty (30) days after notice by Tenant to Landlord (provided, however, that if the cure of such failure requires, despite the use of diligent efforts, a period in excess of thirty (30) days, then such thirty
(30) day period shall be extended for so long as Landlord pursues the cure thereof with reasonable diligence) shall constitute a default under this Lease by Landlord. Upon the occurrence of a default by Landlord, Tenant may pursue any remedy provided under this Lease or by law, subject to any provisions of this Lease limiting Tenant's remedies (including, without limitation, the provisions of Section 15.1). Without limiting the remedies otherwise conferred upon Tenant,
   ------------
if Landlord fails to perform a repair which it is obligated to perform under this Lease and such failure continues for fifteen (15) days after notice by Tenant to Landlord (provided, however, that if the cure of such failure requires, despite the use of diligent efforts, a period in excess of fifteen
(15) days, then such fifteen (15) day period shall be extended for so long as Landlord pursues the cure thereof with reasonable diligence), then Tenant shall have the right (but not the obligation) to perform such repair on Landlord's behalf and any reasonable amount which Tenant spends in performing such repair shall be repaid by Landlord within thirty (30) days after delivery to Landlord of a copy of the invoice for such repair together with proof of payment thereof.

     12.5 Attorneys' Fees. If legal action is necessary in order to enforce or
          ---------------
interpret this Lease, the prevailing party will be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party is entitled.

     12.6 Waiver. No covenant, term or condition or the breach thereof will be
          ------
deemed waived, except by written consent of the party against whom the waiver is claimed and any waiver of the breach of any covenant, term or condition will not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same was due will not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

     12.7 Force Majeure. Whenever a period of time is herein prescribed for the
          -------------
taking of any action by either Landlord or Tenant (other than the payment obligations of Landlord or Tenant hereunder), the performing party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any act, omission, delay, or neglect of the other party or any employees or agents of the other party, or any other cause whatsoever beyond the control of the performing party.


13.  ESTOPPEL CERTIFICATES
     ---------------------

     13.1 Acknowledgment of Commencement Date. Upon tender of possession of the
          -----------------------------------
Premises to the Tenant and as often thereafter as may be reasonably requested by Landlord, Tenant will, within twenty (20) days after receipt of a request from Landlord, execute, acknowledge and deliver to Landlord a statement which will
(a) set forth the actual Commencement Date and Expiration Date of the Term, and
(b) contain acknowledgments that Tenant has accepted the Premises and that the Premises and Building are satisfactory in all respects, if such statements are accurate.

     13.2 Certificates. Tenant or Landlord will, within twenty (20) days after
          ------------
receipt of a request from the other or any mortgagee of either party, execute, acknowledge and deliver to the requesting party or such mortgagee either a statement in writing or three party agreement among Landlord, Tenant and

                               Part Two-Page 14
such mortgagee (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which Base Rent and other charges are paid in advance, if any; (b) acknowledging that there are not, to the requesting party's knowledge, any uncured defaults on the part of the requesting party under this Lease, or specifying such defaults if any are claimed, and (c) specifying any further information and agreeing to such notice provisions and other matters reasonably requested by the requesting party or such mortgagee. Any such statement may be conclusively relied upon by a prospective purchaser, mortgagee, assignee or sublessee of the Premises. Failure to deliver such statement within twenty (20) days will constitute a default under this Lease.

     13.3 Financial Statements. Unless Tenant is a corporation for which
          --------------------
publicly available financial information is available (in which case the provisions of this Section 13.3 shall not be applicable), Landlord will have the
                   ------------
right to request financial statements from Tenant for purposes of selling, financing or refinancing the Building. Tenant will, within ten (10) days after receipt of a request from Landlord setting forth the purposes for which such financial statement will be used, deliver to Landlord a current financial statement certified by Tenant's chief financial officer to be true and correct and to fairly express Tenant's current financial condition. All such financial statements will be received by Landlord in confidence and used only for the purpose set forth in the request.

14.  SUBORDINATION AND ATTORNMENT
     ----------------------------

     14.1 Subordination. This Lease is subject and subordinate to, in addition
          -------------
to matters currently of record: (a) all applicable ordinances of any governmental authority having jurisdiction over the Project, relating to easements, franchises, and other interests or rights upon, across, or appurtenant to the Project; (b) restrictive covenants affecting the Project, as same may be amended; and (c) all utility easements and agreements, now or hereafter created for the benefit of the Project.

     14.2 Successor Landlord. Upon demand, Tenant shall execute, acknowledge,
          ------------------
and deliver to Landlord and any proposed mortgagee of the Building a Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit E
                                                                       ---------
attached hereto and made a part hereof.

15.  LANDLORD'S INTEREST
     -------------------

     15.1 Liability of Landlord. If Landlord defaults under this Lease and, if
          ---------------------
as a consequence of such default, Tenant recovers a money judgment against Landlord, such judgment will be satisfied only out of the right, title and interest of Landlord in the Project and Landlord will not be liable for any deficiency. In no event will Tenant have the right to levy execution against any property of Landlord or Landlord's partners other than Landlord's interest in the Project. In no event will Landlord be liable to Tenant for consequential or special damages.

     15.2 Sale of Project. The term "Landlord" will mean only the owner at the
          ---------------
time in question of the fee title or a tenant's interest in a ground lease of the Project, provided that the successor to Landlord assumes the obligations of Landlord under this Lease. The obligations contained in this Lease to be performed by Landlord will be binding on Landlord and Landlord's successors and assigns only as to their respective periods of ownership. In the event of a sale of the Project or assignment of this Lease by Landlord, the purchaser of the Project or the assignee of this Lease, as the case may be, shall be deemed to have assumed the obligations of Landlord hereunder during its period of ownership.

16.  NOTICES
     -------

           Wherever in this Lease it is required or permitted that a request, notice or demand be given or served or consent be obtained by either party to, on, or from the other, such request, notice, demand, or consent must be in writing and (a) personally delivered, or (b) mailed by certified or registered United States mail, postage prepaid, or (c) sent by Federal Express Corporation or other nationally recognized overnight carrier for next day delivery, to the addresses of the parties specified in the Basic Lease Provisions. Any notice which is mailed shall be deemed to have been given on the date of receipt thereof, and any notice sent by overnight courier will be deemed to have been given on the regular business day next following the date of deposit of such notice in a depository of the overnight courier. Either party may change such address by notice to the other. Base Rent and other charges will be paid to Landlord at Landlord's address as set forth in the Basic Lease Provisions, or as changed pursuant to a notice delivered to Tenant in the manner specified above.

17.  BROKERS
     -------

           Each of Landlord and Tenant represents and warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease.

18.  INDEMNITIES AND WAIVERS
     -----------------------

     18.1 INDEMNITIES BY TENANT. To the fullest extent permitted by law, and
          ---------------------
except to the extent caused by the willful or negligent acts of any Landlord Party, Tenant will, at Tenant's sole cost and expense, Indemnify Landlord Parties against all Claims arising from (a) any Personal Injury, Bodily Injury or Property Damage whatsoever occurring in or at the Premises, except for such Claims asserted by an employee of a Landlord

                               Part Two-Page 15

Party arising out of and in the course of employment of such employee; (b) all Claims arising from any Bodily Injury to an employee of a Tenant Party arising out of and in the course of employment of the employee and occurring anywhere in the Project; (c) any liens or encumbrances arising out of any work performed or materials furnished by or for Tenant; or (d) commissions or other compensation or charges claimed by any real estate broker or agent with respect to this Lease by, through, or under Tenant.

     18.2 INDEMNITIES BY LANDLORD. To the fullest extent permitted by law (but
          -----------------------
subject to the limitations on Landlord's liability set forth in Section 15.1),
                                                                ------------
and except to the extent caused by the willful or negligent acts of any Tenant Party, Landlord will, at Landlord's sole cost and expense, Indemnify Tenant Parties against all Claims arising from (a) any Personal Injury, Bodily Injury or Property Damage whatsoever occurring in the Common Areas, except for such Claims asserted by an employee of a Tenant Party arising out of and in the course of employment of such employee; (b) any Bodily Injury to an employee of a Landlord Party arising out of and in the course of employment of the employee and occurring anywhere in the Project; (c) any liens or encumbrances against any Tenant Party or its property arising out of any work performed or materials furnished by or for Landlord; or (d) commissions or other compensation or charges claimed by any real estate broker or agent with respect to this Lease by, through, or under Landlord.

     18.3 WAIVERS BY TENANT. Tenant, on behalf of all Tenant Parties, waives all
          -----------------
claims against Landlord Parties arising from the following: (a) any Personal Injury, Bodily Injury, or Property Damage to any Tenant Party resulting from interruption or stoppage of utility services (subject to Tenant's rights under
Section 5.4) or caused by the other lessees of the Project, parties not
-----------
occupying space in the Project, occupants of property adjacent to the Project, or the public or by the construction of any private, public, or quasi-public work occurring either in the Premises or elsewhere in the Project; or (b) any Bodily Injury to an employee of a Tenant Party arising out of and in the course of employment of the employee and occurring anywhere in the Project.

     18.4 WAIVERS BY LANDLORD. Landlord, on behalf of all Landlord Parties,
          -------------------
waives all claims against Tenant Parties arising from the following: (a) any Personal Injury, Bodily Injury, or Property Damage to any Landlord Party resulting from interruption or stoppage of utility services or caused by lessees of the Project other than Tenant, parties not occupying space in the Project, occupants of property adjacent to the Project, or the public or by the construction of any private, public or quasi-public work occurring either in the Premises or elsewhere in the Project; or (b) Bodily Injury to an employee of a Landlord Party arising out of and in the course of employment of the employee and occurring anywhere in the Project.

     18.5 DEFINITIONS. For purposes of the foregoing provisions of this Article
          -----------                                                   -------
18: (a) the term "Tenant Parties" means Tenant, and Tenant's officers, members,
--
partners, agents, employees, sublessees, licensees, invitees and independent contractors, and all persons and entities claiming through any of these persons or entities; (b) the term "Landlord Parties" means Landlord and the partners, venturers, trustees and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees and independent contractors of these persons or entities; (c) the term "Indemnify" means indemnify, defend (with counsel reasonably acceptable to the indemnified party) and hold free and harmless from and against; (d) the term "Claims" means all liabilities, claims, damages (including consequential damages), losses, penalties, litigation, demands, causes of action (whether in tort or contract, in law or at equity or otherwise), suits, proceedings, judgments, disbursements, charges, assessments, and expenses (including attorneys' and experts' fees and expenses and expenses incurred in investigating, defending, or prosecuting any litigation, claim, or proceeding); (e) the term "Waives" means that the waiving party waives and knowingly and voluntarily assumes the risk of; and (f) the terms "Bodily Injury", "Personal Injury" and "Property Damage" will have the same meanings as in the form of commercial general insurance policy issued by Insurance Services Office, Inc. most recently prior to the date of the injury or loss in question.

     18.6 SCOPE OF WAIVERS. THE WAIVERS CONTAINED IN SECTION 18.3 AND SECTION
          ----------------                           ------------     -------
18.4 WILL APPLY REGARDLESS OF THE ACTIVE OR PASSIVE NEGLIGENCE OR SOLE, JOINT,
----
CONCURRENT, OR COMPARATIVE NEGLIGENCE OF ANY OF THE LANDLORD PARTIES OR TENANT PARTIES, AS THE CASE MAY BE.

     18.7 OBLIGATIONS INDEPENDENT OF INSURANCE. The indemnification provided in
          ------------------------------------
Section 18.1 may not be construed or interpreted as in any way restricting, limiting or modifying Tenant's insurance or other obligations under this Lease, and the provisions of Section 18.1 are independent of Tenant's insurance and
                      ------------
other obligations. Tenant's compliance with the insurance requirements and other obligations under this Lease does not in any way restrict, limit or modify Tenant's indemnification obligations under this Lease. Conversely, The indemnification provided in Section 18.2 may not be construed or interpreted as
                            ------------
in any way restricting, limiting or modifying Landlord's insurance or other obligations under this Lease, and the provisions of Section 18.2 are independent
                                                    ------------
of Landlord's insurance and other obligations. Landlord's compliance with the insurance requirements and other obligations under this Lease does not in any way restrict, limit or modify Landlord's indemnification obligations under this Lease.

                               Part Two-Page 16

     18.8 SURVIVAL. The provisions of this Article 18 will survive the
          --------                         ----------
expiration or earlier termination of this Lease until all claims against Landlord Parties involving any of the indemnified or waived matters are fully and finally barred by the applicable statutes of limitations.

     18.9 DUTY TO DEFEND. The duty of an indemnifying party to defend is
          --------------
separate and independent of such party's duty to Indemnify. The duty of an indemnifying party to defend includes Claims for which the indemnified party may be liable without fault or may be strictly liable. The duty of an indemnifying party to defend applies regardless of whether the issues of negligence, liability, fault, default or other obligation on the part of the indemnifying party have been determined. The duty of an indemnifying party to defend applies immediately, regardless of whether the indemnified party has paid any sums or incurred any detriment arising out of or relating, directly or indirectly, to any Claims. It is the express intention of Landlord and Tenant that the indemnified party will be entitled to obtain summary adjudication regarding the indemnifying party's duty to defend the indemnified party at any stage of any Claim within the scope of this Article 18.
                               ----------

19.  PARKING
     -------

     19.1 Parking Spaces. Landlord hereby grants to Tenant and persons
          --------------
designated by Tenant ("Tenant's Designated Parkers") a license to use the number of reserved parking spaces set forth in Paragraph 12 of the Basic Lease
                                        ------------
Provisions free of charge in that certain parking structure constructed on the Land ("Garage"). Landlord and Tenant have agreed upon the location of the reserved parking spaces to be allocated to Tenant's Designated Parkers as of the Commencement Date. The term of such license will commence on the Commencement Date and will continue until the earliest to occur of the Expiration Date, termination of the Lease, or Tenant's abandonment of the Premises. The remaining parking spaces which Tenant shall have a license to use free of charge pursuant to Paragraph 12 of the Basic Lease Provisions shall be those parking spaces not
   ------------
reserved for the Tenant or the other tenants of the building (as determined by Landlord from time to time) in the Garage and in the surface parking lot located on the north side of the Building, it being understood and agreed that Tenant's use of such parking spaces shall be on a non-exclusive basis. Landlord agrees that it shall not grant more than ten percent (10%) of the total parking spaces in the aggregate as reserved parking spaces.

     19.2 Control of Parking. Landlord reserves the right from time to time to
          ------------------
adopt, modify and enforce reasonable rules governing the use of the Garage, including any key-card, sticker or other identification or entrance system, and hours of operation. Landlord may refuse to permit any person who violates such rules to park in the Garage. Except for paid reserved spaces specified in Paragraph 12 of the Basic Lease Provisions, the parking spaces hereunder will be provided on an unreserved "first-come, first-served" basis. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other lessees, guests of other lessees, or other parties, and Tenant and Tenant's Designated Parkers will not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Garage in order to make repairs or perform maintenance services, or to alter, modify, restripe or renovate the Garage, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control.

     19.3 Landlord's Liability. If, for any reason beyond Landlord's reasonable
          --------------------
control, Tenant, or Tenant's Designated Parkers, are denied access to the Garage and Tenant or such persons have complied with this Section 19, Landlord's
                                                   ----------
liability will be limited to parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord will pay upon presentation of documentation supporting Tenant's claims in connection therewith.

     19.4 Remedies for Parking Violations. If Tenant or any of its designated
          -------------------------------
parkers violate the rules applicable to the parking areas, Landlord will have the right to remove from the Garage any vehicles which are involved or are owned or driven by parties involved in the violation.

20.  HAZARDOUS SUBSTANCES; REPRESENTATIONS
     -------------------------------------

     20.1 Tenant' Operations. The term "Hazardous Substances", as used in this
          ------------------
Lease will mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is regulated, restricted, prohibited or penalized by any Environmental Law. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities ("Permitted Activities") provided the Permitted Activities are conducted in accordance with all Environmental Laws; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant's business ("Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws; (iii) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If any Hazardous Substance is discovered outside the Premises and such

                               Part Two-Page 17

Hazardous Substance was brought into the Building or parking areas by Tenant or Tenant's employees or contractors, Tenant, at Tenant's sole cost and expense, will immediately take such action as is necessary to detain the spread of and remove the Hazardous Substance to the satisfaction of Landlord.

     20.2  Intentionally Deleted.
           ---------------------

21.  INTERPRETATIVE
     --------------

     21.1  Captions. The captions of the Articles and Sections of this Lease are
           --------
for convenience only and will not affect the interpretation or construction of any provision of this Lease.

     21.2  Section Numbers. All references to section numbers contained in the
           ---------------
Basic Lease Provisions, the General Lease Provisions or Exhibit C, if any, are
                                                        ---------
to sections in the General Lease Provisions, unless expressly provided to the contrary.

     21.3  Attachments. Exhibits, addenda, schedules and riders attached hereto
           -----------
and listed in the Basic Lease Provisions (and no other exhibits, addendums, schedules and riders) are deemed by attachment to constitute part of this Lease and are incorporated into this Lease.

     21.4  Number, Gender, Defined Terms. The words "Landlord" and "Tenant", as
           -----------------------------
used in this Lease, will include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the other and the neuter. If more than one person or entity constitutes Tenant, the obligations under this Lease imposed upon Tenant will be joint and several.

     21.5  Entire Agreement. This Lease, including any exhibits and attachments
           ----------------
hereto listed in the Basic Lease Provisions, constitutes the entire agreement between Landlord and Tenant relative to the Premises. Landlord and Tenant agree hereby that all prior or contemporaneous oral and written agreements between and among themselves or their agents, including any leasing agent, and representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

     21.6  Amendment. This Lease and the exhibits and attachments may be
           ---------
altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant .

     21.7  Severability. If any term or provision of this Lease is, to any
           ------------
extent, determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease will not be affected thereby, and each remaining term and provision of this Lease will be valid and be enforceable to the fullest extent permitted by law.

     21.8  Time of Essence.  Time is of the essence of this Lease and each and
           ---------------
every provision of this Lease.

     21.9  Best Efforts. Whenever in this Lease or the Work Letter, if any,
           ------------
there is imposed upon either party the obligation to use the best efforts of a party or reasonable efforts or diligence, such party will be required to exert such efforts or diligence only to the extent the same are economically feasible and will not impose upon such party extraordinary financial or other burdens.

     21.10 Binding Effect. Subject to any provisions of this Lease restricting
           --------------
assignment or subletting by Tenant and releasing Landlord upon sale of the Building, all of the provisions of this Lease will bind and inure to the benefit of the parties to this Lease and their respective heirs, legal representatives, successors and assigns.

     21.11 Subtenancies. The voluntary or other surrender of this Lease by
           ------------
Tenant, or a mutual cancellation thereof, will not work a merger of estates and will, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies.

     21.12 No Reservation. Submission by Landlord of this instrument to Tenant
           --------------
for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution and delivery by both Landlord and Tenant.

     21.13 Consents. If Tenant requests Landlord's consent under any provision
           --------
of this Lease and Landlord fails or refuses to give such consent, Tenant's sole remedy will be an action for specific performance or injunction.

     21.14 Choice of Law. This Lease will be construed under, governed by and
           -------------
enforced in accordance with the laws of the State of Texas.

     21.15 Non-Merger. There shall be no merger of this Lease with any ground
           ----------
leasehold interest or the fee estate in the Project or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or any interest in this Lease as well as any ground leasehold interest or fee estate in the Project or any interest in such fee estate.

     21.16 Representations of Landlord. Except as expressly set forth in this
           ---------------------------
Lease, neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building, or any other part of the Project. Unless otherwise expressly provided in this Lease, to the extent permitted by applicable law, Landlord and Tenant expressly disclaim any implied warranty that the Premises are suitable for Tenant's intended commercial purpose.

                               Part Two-Page 18

     21.17 Jointly Prepared Document. Should any provision of this Lease
           -------------------------
require judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

     21.18 Waiver of Trial by Jury. Landlord and Tenant hereby waive trial by
           -----------------------
jury in any action, proceeding or counterclaim brought by either party hereto in respect of any matter arising out of or in any way connected with this Lease or Tenant's use or occupancy of the Premises. Under no circumstances whatsoever shall Landlord or Tenant be liable to the other for consequential damages or special damages.

     21.19 Independent Covenants. The obligations of Tenant to pay rent
           ---------------------
hereunder is not dependent upon the condition of the Premises or the performance by Landlord of its obligations hereunder, and, except as otherwise expressly provided herein, Tenant shall continue to pay rent, without abatement, setoff, or deduction notwithstanding any claim that Landlord has breached its obligations hereunder. Tenant waives and relinquishes all rights which Tenant may have (including specifically, without limitation, all rights under Section
91.004 of the Texas Property Code) to claim any lien against any property of Landlord or to withhold, deduct or offset rent hereunder.

     21.20 Execution on Behalf of Tenant. The parties have agreed that Cinemark
           -----------------------------
USA, Inc., a Texas corporation, is the Tenant hereunder, and the person executing this Lease on behalf of Tenant, by execution hereof, represents to Landlord that he or she has the authority to bind such Tenant to the terms of this Lease.

     21.21 Execution on Behalf of Landlord. The parties have agreed that CNMRK
           -------------------------------
HQ Investors, L.P., a Texas limited partnership, is the Landlord hereunder, and the person executing this Lease on behalf of Landlord, by execution hereof, represents to Tenant that he or she has the authority to bind such Landlord to the terms of this Lease.

     21.22 Quiet Enjoyment. Landlord represents and warrants that it has full
           ---------------
right and authority to enter into this Lease and that Tenant, so long as Tenant is paying the rent due under this Lease as same becomes due and is performing its other covenants and agreements set forth herein, shall peaceably and quietly have, hold and enjoy the Premises for the Term, subject to the terms and provisions of this Lease.

     21.23 Intentionally Deleted.
           ---------------------

     21.24 Conflict with Rules and Regulations. In the event of any conflict
           -----------------------------------
between the terms of this Lease (including the exhibits hereto other than the exhibit containing the Rules and Regulations) and the Rules and Regulations, the terms of this Lease shall govern.

     21.25 Beverage Exclusivity. Tenant hereby acknowledges that it has read and
           --------------------
understands Section 21.26 of the Lease of the Coca-Cola Company for premises in the Building. Tenant further covenants and agrees not to take any action which would be a violation of such provision.

                               Part Two-Page 19

                                    RIDER 1

                           TO OFFICE LEASE AGREEMENT
                                    BETWEEN
                           CNMRK HQ INVESTORS, L.P.
                                      AND
                              CINEMARK USA, INC.


                                    SIGNAGE


     Tenant shall maintain Tenant's signage on the front exterior of the building and shall be responsible for any repairs or replacements of such sign. Additionally, Landlord agrees that it shall not place, nor shall it permit, any additional signage to be placed anywhere on the Project.

     Tenant has, by separate agreement, agreed to permit The Coca-Cola Company the right to construct a monument sign along the North Dallas Tollway service road, the designated location of which must be approved by Tenant in its sole and absolute discretion (the "Monument Sign"). After the expiration of The Coca-Cola lease, Tenant agrees to permit a tenant which leases more than 25,000 square feet to place its name on the Monument Sign, subject to such tenant entering into an appropriate agreement relating to placement, maintenance and design of such signage in form and substance acceptable to Tenant.

                                 Rider 1, page 1

                                    RIDER 2

                           TO OFFICE LEASE AGREEMENT
                                    BETWEEN
                           CNMRK HQ INVESTORS, L.P.
                                      AND
                              CINEMARK USA, INC.

                                RENEWAL OPTION

         Provided no material default by Tenant exists after applicable cure periods and Tenant is occupying the majority of Premises at the time of such election, Tenant may renew this Lease for two (2) additional periods (the "Renewal Term") on the same terms provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof ("Renewal Notice") to Landlord not later than one hundred eighty (180) days before the expiration of the Term. The first Renewal Term shall be for five (5) years. During the first Renewal Term, Tenant shall pay Annual Base Rent as follows:

         Years            Rent Per Square Foot           Annual Rent      Monthly Installment
         -----            --------------------           -----------      -------------------
         11-15                 $23.80                    $1,567,349.00         $130,612.42

The second Renewal Term shall be for ten (10) years. During the Second Renewal Term, Tenant shall pay Annual Base Rent in twelve (12) equal monthly installments during the applicable Renewal Term in an amount equal to ninety-five percent (95%) of the Market Rate (as defined below).

         The Market Rate shall be based on the then existing rates for comparable space of equivalent quality in Plano, Texas, taking into account location, quality and age of the office building, size of Premises, location within the Building, abatements, if any, parking charges or inclusion of same in rental, lease takeovers/assumptions, finishout, refurbishment and repainting allowances, extent of services provided or to be provided, distinction between "gross" and "net" lease, credit standing and financial stature of the lessee, term or length of lease, and any other relevant term or condition in making such fair market value rental rate determination. The determination of Market Rate shall include a determination of the rental rate given all other conditions of this Lease based upon a consideration of all material financial provisions of comparable leases with appropriate adjustment for the time, size, location, utility, and length of term of such leases. If Landlord and Tenant are unable to agree upon the Market Rate within fifteen (15) business days after receipt of the Renewal Notice, Landlord and Tenant shall each promptly appoint a real estate appraiser who has a minimum of ten (10) years experience in the Plano, Texas real estate market and who is a member of the American Institute of Real Estate Appraisers (or its equivalent) to assist in the determination of the Market Rate. If the two appraisers cannot agree on such Market Rate within fifteen (15) days of the commencement of their deliberation, they shall appoint a third appraiser who has a minimum of ten (10) years experience in the Plano, Texas real estate market and who is a member of the American Institute of Real Estate Appraisers (or its equivalent). The determination of the Market Rate by the agreement of any two of such three appraisers (or the average of the two closest rates if two appraisers cannot agree) shall be the Market Rate. Landlord and Tenant will use all reasonable diligence to cause their appointed appraisers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before thirty (30) days after the date of their appointment. Landlord and Tenant shall each bear the costs and fees of their respective appraisers and shall share equally the cost of the third appraiser, if necessary.

                                 Rider 2, page 1

     Tenant's rights under this Rider shall terminate if (i) this Lease or Tenant's right to possession of the Premises is terminated or (ii) Tenant fails to timely exercise its option under this Rider, time being of the essence with respect to Tenant's exercise thereof.

                                Rider 2, page 2

                                   EXHIBIT C

                          OPERATING COST COMPUTATION


       1.     Operating Cost Exclusions. The following are, without limitation,
              --------- ---- ----------
examples of costs that, notwithstanding anything to the contrary set forth in this Lease (including Section 2 of this Exhibit C), shall be excluded from the computation of Operating Costs:

              (a) leasing commissions, attorneys' fees, costs and disbursement and other expenses incurred in connection with leasing, renovating or improving space for tenants or prospective tenants of the Project;

              (b) Intentionally Deleted.

              (c) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or vacant space;

              (d) Landlord's costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Base Rent and Operating Costs payable under the lease with such tenant or other occupant;

              (e) any depreciation and amortization on the Project except as expressly permitted herein;

              (f) costs incurred due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Project;

              (g) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

              (h) all items and services for which Tenant reimburses Landlord outside of Operating Costs or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Project (other than Tenant) without reimbursement;

              (i) advertising and promotional expenditures;

              (j) repairs or other work occasioned by fire, windstorm or other casualty, or by condemnation, or other work paid for through insurance or condemnation proceeds;

              (k) repairs resulting from any defect in the original design or construction of the Project;

              (l) amortization of the costs of improvements to the Project which are capital in nature, except to the extent set forth in Section 2(p) of this
                                                         -----------
Exhibit C;
---------

              (m) federal, state and local income taxes, inheritance taxes, estate taxes, gift taxes and franchise taxes paid by Landlord;

              (n) rents paid under any ground lease in respect of the Land or the Building;

              (o) any interest, fines, penalties and related expenses (including attorneys' fees) incurred by Landlord as a result of (i) Landlord's violation of any governmental rule, statute or authority (including specifically, without limitation, the failure of Landlord to pay timely real estate taxes or assessments in respect of the Project), (ii) default by Landlord under any mortgage encumbering the Project, or (iii) default by Landlord under this Lease;

              (p) losses of rent, bad debts or any damages or settlements paid to any other tenant, prospective tenant or occupant of the Building; or

              (q) costs representing an amount paid to an affiliate of Landlord which is in excess of the amount which would have been paid in the absence of such relationship;

              (r) costs incurred to test, survey, clean up, contain, abate, remove or otherwise

                               Exhibit C, page 1
remedy any Hazardous Substances from the Project placed thereon by Landlord.

       2.     Operating Cost Examples. The following are, without limitation,
              --------- ---- --------
examples of costs included within the computation of Operating Costs:

              (a)   garbage and waste disposal;

              (b) janitorial service and window cleaning for the Project (including materials, supplies, light bulbs and ballasts standard to the Building, equipment and tools therefor and rental and depreciation costs related to any of the foregoing) or contracts with third parties to provide same;

              (c)   security;

              (d) insurance premiums (including, without limitation, property, rental value, liability and any other types of insurance carried by Landlord with respect to the Project, the costs of which may include an allocation of a portion of the premium of a blanket insurance policy maintained by Landlord);

              (e) business or excise taxes payable on account of Landlord's ownership or operation of the Project (including, without limitation, any state tax imposed upon Landlord as a substitute in whole or in part for, or in addition to, real property taxes assessed against the Premises as of the date of this Lease);

              (f) real estate taxes, assessments, excises, and any other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary and ordinary, foreseen and unforeseen, which may during the Term be levied or assessed against, or arising in connection with the use, occupancy, operation or possession of, the Project, or any part thereof, or substituted, in whole or in part, for a real estate tax, assessment, excise or governmental charge or levy previously in existence, by any authority having the direct or indirect power to tax, including interest on installment payments and all costs and fees (including attorneys' fees) incurred by Landlord in contesting or negotiating with taxing authorities as to same; provided, however, that Landlord will pay all such taxes and assessments over the longest period of time permitted by the applicable taxing authority;

              (g)   water and sewer charges and any add-ons;

              (h) operation, maintenance, and repair (to include replacement of components) of the Project, including but not limited to all floor, wall and window coverings and personal property in the Common Areas, Building systems such as heat, ventilation and air conditioning system, elevators, escalators, and all other mechanical or electrical systems serving the Building and the Common Areas and Service Areas and service agreements for all such systems and equipment;

              (i) charges for any easement maintained for the benefit of the Project;

              (j)   license, permit and inspection fees;

              (k) compliance with any fire safety or other governmental rules, regulations, laws, statutes, ordinances or requirements imposed by any governmental authority or insurance company with respect to the Project during the Term hereof;

              (l) wages, salaries, employee benefits and taxes (or an allocation of the foregoing) for personnel working full or part time in connection with the operation, maintenance and management of the Project;

              (m) accounting and legal services (but excluding legal services in connection with negotiations and disputes with specific tenants unless the matter involved affects all tenants of the Project);

              (n) administrative and management fees for the Project and Landlord's overhead expenses directly attributable to Project management;

                               Exhibit C, page 2

              (o)   indoor or outdoor landscaping;

              (p) depreciation (or amortization) of Required Capital Improvements and Cost Savings Improvements. "Required Capital Improvements" will mean capital improvements or replacements made in or to the Building in order to conform to any future law, ordinance, rule, regulation or order of any governmental authority not existing as of the date of this Lease having jurisdiction over the Project, including, without limitations, The Disabilities Acts. "Cost Savings Improvements" will mean any capital improvements or replacements which are intended to reduce, stabilize or limit increases in Operating Costs. The cost of Required Capital Improvements, Cost Savings Improvements and depreciable (or amortizable) maintenance and repair items (e.g., painting of Common Areas, replacement of carpet in elevator lobbies), will be amortized over the useful life of the applicable item in accordance with generally accepted accounting principles.

              (q) expenses and fees (including attorneys' fees) incurred contesting of the validity or applicability of any governmental enactments which may affect Operating Costs.

         3. Landlord will credit against Operating Costs any refunds received as a result of tax contests, after deduction for Landlord's costs in connection with same.

         4.   The foregoing provisions of this Exhibit C will not be deemed to
                                               ---------
require Landlord to furnish or cause to be furnished any service or facility not otherwise required to be furnished by Landlord pursuant to the provisions of this Lease, although Landlord, in Landlord's absolute discretion, may choose to do so from time to time.

                               Exhibit C, page 3